UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01766

Name of Registrant: Vanguard Wellesley Income Fund
Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2014 – September 30, 2015

Item 1: Reports to Shareholders

Annual Report | September 30, 2015

Vanguard Wellesley® Income Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	34
About Your Fund’s Expenses.	35
Trustees Approve Advisory Arrangement.	37
Glossary.	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2015
				Total
				Returns
Vanguard Wellesley Income Fund
Investor Shares				1.03%
Admiral™ Shares				1.11
Wellesley Income Composite Index				1.14
Mixed-Asset Target Allocation Conservative Funds Average				-2.05
For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2014, Through September 30, 2015
			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$25.65	$24.71	$0.761	$0.452
Admiral Shares	62.14	59.87	1.888	1.095

Chairman’s Letter

Dear Shareholder,

After several years of calm, volatility returned to U.S. stock markets in the final months of the fiscal year ended September 30, 2015, as the global economic backdrop grew cloudy. The Federal Reserve’s decision not to raise interest rates and a broad shift by investors into traditional safe havens pressured yields and bolstered bond prices.

Vanguard Wellesley Income Fund, which holds more than half of its assets in investment-grade bonds, benefited from the trend. For the 12 months, the fund returned 1.03% for Investor Shares and 1.11% for Admiral Shares, slightly below the composite benchmark (+1.14%), which is weighted 65% Barclays U.S. Credit A or Better Bond Index and 35% FTSE High Dividend Yield Index. Your fund’s result was notably better than the –2.05% average return of peer funds.

China’s economic woes weighed on global stocks
The broad U.S. stock market returned –0.49% for the 12 months. The final two months were especially rocky as investors worried in particular about the global ripple effects of slower economic growth in China.

For much of the fiscal year, investors were preoccupied with the possibility of an increase in short-term interest rates.

On September 17, the Fed announced that it would hold rates steady for the time being, a decision that to some investors indicated the Fed’s concern about the fragility of global markets.

International stocks returned about –11% as the dollar’s strength against many foreign currencies weighed on results. Returns for emerging markets, which were especially hard hit by the concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Taxable bonds recorded gains as investors searched for safety

The broad U.S. taxable bond market returned 2.94% as investors gravitated toward safe-haven assets amid the global stock market turmoil. Stimulative monetary policies from the world’s central banks, declining inflation expectations, and global investors’ search for higher yields also helped lift U.S. bonds.

The yield of the 10-year Treasury note ended September at 2.05%, down from 2.48% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.67%, hurt by the dollar’s strength. Without this currency effect, international bonds advanced modestly.

Market Barometer

		Average Annual Total Returns
	Periods Ended September 30, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-0.61%	12.66%	13.42%
Russell 2000 Index (Small-caps)	1.25	11.02	11.73
Russell 3000 Index (Broad U.S. market)	-0.49	12.53	13.28
FTSE All-World ex US Index (International)	-11.34	2.87	2.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.94%	1.71%	3.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	2.88	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	-0.04%	0.93%	1.73%

The Fed’s 0%–0.25% target for short-term interest rates continued to limit returns for money market funds and savings accounts.

Strength in the bond market offset weakness in equities

Unlike most balanced funds, which tend to tilt toward stocks, the Wellesley Income Fund allocates 60% to 65% of assets to investment-grade bonds, mostly corporates, that are likely to generate a reasonable level of current income.

The fixed income portion of the fund returned more than 3% for the 12-month period, slightly ahead of its high-quality corporate benchmark, the Barclays U.S. Credit A or Better Bond Index.

Corporate debt holdings gained from favorable securities selection, particularly among industrials issuers. Out-of-benchmark positions in agency mortgage-backed securities and asset-backed securities also helped.

The fund’s stock holdings returned –2.07% but still fared better than the equity benchmark, the FTSE High Dividend Yield Index. Security selection within consumer staples, energy, and consumer discretionary helped its relative results, as did the fund’s greater allocation to health care stocks and lighter allocation to utility shares.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Wellesley Income Fund	0.25%	0.18%	0.85%

The fund expense ratios shown are from the prospectus dated January 26, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the fund’s expense ratios were 0.23% for Investor Shares and 0.16% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Mixed-Asset Target Allocation Conservative Funds.

For more information about the advisor’s strategy and the fund’s positioning, please see the Advisor’s Report that follows this letter.

Discipline and focus produced solid long-term results

Your fund’s long-term performance continued to impress. For the ten years ended September 30, 2015, the fund’s average annual return for its Investor Shares was 6.72%, higher than the returns of its composite index (+6.07%) and the average return of its peer funds (+3.84%).

Both its equity and bond portfolios outperformed their benchmarks for the decade. The average annual return of the fund’s stocks was 8.67%, exceeding the return of both the spliced equity benchmark and the broad U.S. stock market (as measured by the Russell 3000 Index). The bond portfolio had an average annual return of 5.26%, compared with 4.92% for its benchmark and 4.64% for the broad U.S. bond market (as measured by the Barclays U.S. Aggregate Bond Index).

The Wellesley Income Fund celebrated its 45th anniversary earlier this year. The fund’s admirable track record is a credit to the experience, talent, and discipline of its advisor, Wellington Management Company llp. Aiding those efforts are the fund’s low costs, which allow investors to keep more of the return on their investment.

Total Returns
Ten Years Ended September 30, 2015
Average
Annual Return
Wellesley Income Fund Investor Shares	6.72%
Wellesley Income Composite Index	6.07
Mixed-Asset Target Allocation Conservative Funds Average	3.84

For a benchmark description, see the Glossary.

Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover. But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in the Performance Summary later in this report are your fund’s time-weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received. Their actual returns, however, depend on whether they subsequently bought or sold any shares. There’s often a gap between this dollar-weighted return for investors and the fund’s time-weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade

Notes: Data are as of December 31, 2014. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash ow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash ow.
A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash ows to the ending total net assets.
Sources: Vanguard and Morningstar, Inc.

A dose of discipline is crucial when markets become volatile

Although the broad U.S. stock market has posted gains for six straight calendar years—from 2009 to 2014—that streak may be coming to an end. Stocks tumbled in August and swung up and down in September.

Nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to volatility.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—when markets are turbulent. (You can read

Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

Markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 19, 2015

Advisor’s Report

Vanguard Wellesley Income Fund returned 1.03% for Investor Shares and 1.11% for Admiral Shares for the 12 months ended September 30, 2015. The composite benchmark, which is weighted 65% Barclays U.S. Credit A or Better Bond Index and 35% FTSE High Dividend Yield Index, returned 1.14%.

The investment environment

Stock markets in the United States and abroad were volatile over the past fiscal year. The Standard & Poor’s 500 Index returned –0.61%, the MSCI World Index returned –4.57%, and the MSCI EAFE Index returned –8.27% (measured in U.S. dollar terms). In the United States, small-cap stocks generally performed better than their large- and mid-capitalization counterparts, and as the Russell 2000 Index, which measures small-cap performance, returned 1.25%, versus the –0.61% return of the Russell 1000 Index, which measures large-cap performance.

The broad fixed income markets fared better, with the Barclays U.S. Aggregate Bond Index returning 2.94%. The higher-quality corporate bond market’s return was generally in line with that of the broader fixed income market, returning 2.93% as measured by the Barclays U.S. Credit A or Better Bond Index. The yield on the 10-year U.S. Treasury note continued to decline, ending the period at 2.05%, compared with 2.48% a year ago.

Investors grappled with a mixed global economic backdrop, accommodative monetary policies, and the risk of a Greek exit from the euro zone. Greece took center stage over the summer after debt negotiations broke down and it defaulted on its payment to the International Monetary Fund, triggering a risk-off tone throughout global financial markets. The Federal Reserve appeared on track to raise interest rates in the second half of 2015 but announced in September that it would leave them unchanged, with the Federal Open Market Committee primarily citing unfavorable global developments, modestly tighter U.S. financial conditions, and low U.S. inflation. U.S. investment-grade credit generally underperformed duration-equivalent Treasuries during the period.

The fund’s successes

The fixed income portion of the fund generated a positive absolute return and finished slightly behind of its high-quality corporate benchmark, the Barclays U.S. Credit A or Better Bond Index. Selection within corporates was favorable, particularly among industrials issuers such as the consumer noncyclical and energy subsectors. Our underweight to issuers in the energy subsector also added to performance. Our out-of-benchmark positions in agency mortgage-backed securities (which we use as sources of liquidity) and asset-backed securities, particularly collateralized loan obligations, also contributed.

The fund’s stock holdings posted a negative return but outperformed the equity benchmark, the FTSE High Dividend Yield Index. Security selection in the consumer staples, energy, and consumer discretionary sectors contributed most to relative returns, as did an overweight allocation to health care and an underweight allocation to utilities (on average during the period). In consumer staples, our position in Kraft Foods Group returned nearly 60% amid merger activity with Heinz. In energy, our underweight to weakly performing benchmark constituent Exxon MobiI and our avoidance of Kinder Morgan added most to relative performance. In consumer discretionary, shares of Thomson Reuters rallied as strong execution, including the successful launch of its Eikon terminals, and strategic technology investment supported improved earnings guidance.

The fund’s shortfalls

In the stock portfolio, selection in the financial, health care, and industrial sectors detracted most from relative performance. In financials, National Bank of Canada and MetLife declined, as did Merck and Roche in health care. Eaton and Schneider Electric hurt relative results in industrials.

On the fixed income side, our selection among communications issuers was weak. Additionally, our allocation decisions in noncorporate credit detracted, especially our avoidance of supranationals that did well in the benchmark. Duration and yield curve positioning also held back results.

The fund’s positioning

We retained our modestly short duration posture in fixed income relative to the benchmark as market yields declined. We expect interest rates to rise over the long term as the U.S. recovery lengthens and broadens, and we remain biased to continue to reduce the fixed income portfolio’s interest rate sensitivity. We believe that the fund’s bond portion is positioned for continued growth in the U.S. economic cycle, and we expect a cyclical upturn in interest rates as the Fed stops using its monetary policy tools.

Our outlook is not without uncertainty, however. Exogenous forces can greatly affect our capital markets. In particular, quantitative easing programs in Europe and Japan, tensions in Ukraine and the Middle East, rising credit concerns in the South American sovereigns, and, most recently, the routs in commodities and Chinese equities represent tail risks we should not ignore. The sharp decline in oil and other energy prices increases uncertainty, as it will boost consumer spending, but will also lower the inflation numbers that drive Fed decision makers. Even the act of raising interest rates can create concerns and increased volatility.

Greater clarity on the new regulatory environment for banks makes them less inclined to support trading activities in the fixed income markets in which we invest. Companies such as UBS, RBS, and Deutsche Bank have announced cutbacks, and we expect to see more of the same from other large market makers. This leads us toward holding more liquidity in fixed income, notably Treasury bonds and agency mortgage-backed securities as our “all weather” liquidity buffer. This buffer should provide downside protection for shareholders if the economic cycle takes an unfavorable turn.

On the equity side, looking ahead to the fourth quarter, we are conscious that volatility is likely to remain elevated because of concerns about the outlook for growth, particularly in China. The Chinese government is extending a variety of stimulus efforts to counteract deceleration in the economy. In addition to weakness that has become apparent in emerging markets in the most recent quarter, we have also seen some effects of that weakness on export data from Germany, and this may portend challenges for Europe more broadly. Heightened uncertainty in the Middle East has also increased geopolitical risk.

Still, our base case is for modest growth in the United States with improvement as we work through excess inventories in the energy and industrial sectors. Our view is that the self-correcting nature of energy markets in particular should take hold within the next 12 to 18 months and afford the group a reprieve. In the meantime, U.S. consumer trends remain solid, and they have the potential to buoy other economic activity.

At the end of the period, the equity portfolio’s largest overweight sector positions were in health care, utilities, and financials. The biggest underweights were in consumer discretionary, consumer staples, and telecommunication services. Significant equity purchases during the last 12 months included initiating positions in Coca-Cola, Suncor Energy, and Dominion Resources. We also significantly added to our position in Occidental Petroleum. We eliminated our holdings in Eli Lilly, Unilever, ConocoPhillips, and Marsh & McLennan.

Respectfully,

John C. Keogh, Senior Managing Director
and Fixed Income Portfolio Manager

W. Michael Reckmeyer, III, CFA,
Senior Managing Director and
Equity Portfolio Manager

Wellington Management Company llp

October 13, 2015

Wellesley Income Fund

Fund Profile
As of September 30, 2015

Share-Class Characteristics

	Investor		Admiral
	Shares		Shares
Ticker Symbol	VWINX		VWIAX
Expense Ratio[1]	0.25%		0.18%
30-Day SEC Yield	2.83%		2.90%

Equity and Portfolio Characteristics
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Number of Stocks	58	430	4,000
Median Market Cap $102.9B		$94.4B	$46.5B
Price/Earnings Ratio	17.2x	17.2x	20.2x
Price/Book Ratio	2.4x	2.4x	2.5x
Return on Equity	17.9%	18.1%	17.2%
Earnings Growth
Rate	4.8%	4.1%	10.1%
Dividend Yield	3.6%	3.6%	2.1%
Foreign Holdings	5.4%	0.0%	0.0%
Turnover Rate	59%	—	—
Short-Term Reserves	2.0%	—	—

Fixed Income Characteristics

		Barclays
		Credit	Barclays
		A or	Aggregate
		Better	Bond
	Fund	Index	Index
Number of Bonds	821	3,308	9,611
Yield to Maturity
(before expenses)	2.7%	2.7%	2.3%
Average Coupon	3.6%	3.7%	3.2%
Average Duration	6.4 years	6.6 years	5.6 years
Average Effective
Maturity	9.3 years	9.4 years	7.8 years

Total Fund Volatility Measures
		DJ
	Wellesley U.S. Total
	Composite	Market
	Index	FA Index
R-Squared	0.97	0.60
Beta	0.97	0.33

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Stocks (% of equity portfolio)

Microsoft Corp.	Systems Software	4.5%
Wells Fargo & Co.	Diversified Banks	4.5
JPMorgan Chase & Co.	Diversified Banks	3.8
Merck & Co. Inc.	Pharmaceuticals	3.6
Johnson & Johnson	Pharmaceuticals	3.5
Exxon Mobil Corp.	Integrated Oil & Gas	3.3
General Electric Co.	Industrial
	Conglomerates	3.1
Verizon Communications Integrated
Inc.	Telecommunication
	Services	3.1
Cisco Systems Inc.	Communications
	Equipment	3.0
Pfizer Inc.	Pharmaceuticals	2.9
Top Ten		35.3%
Top Ten as % of Total Net Assets		12.8%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated January 26, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the expense ratios were 0.23% for Investor Shares and 0.16% for Admiral Shares.

Wellesley Income Fund

Distribution by Credit Quality (% of fixed
income portfolio)
U.S. Government	21.2%
Aaa	6.0
Aa	13.3
A	42.9
Baa	16.6

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Sector Diversification (% of equity exposure)
		FTSE High	DJ
		Dividend	U.S. Total
		Yield	Market
	Fund	Index	FA Index
Consumer
Discretionary	2.7%	6.6%	13.7%
Consumer Staples	13.5	14.7	8.7
Energy	11.3	10.7	6.3
Financials	15.1	14.4	18.3
Health Care	14.5	11.9	14.4
Industrials	11.4	11.2	10.6
Information
Technology	14.6	13.9	19.6
Materials	3.3	3.1	3.1
Telecommunication
Services	4.3	5.2	2.1
Utilities	9.3	8.3	3.2

Sector Diversification (% of fixed income
portfolio)
Asset-Backed	5.1%
Commercial Mortgage-Backed	0.5
Finance	25.7
Foreign	2.8
Government Mortgage-Backed	2.6
Industrial	35.6
Treasury/Agency	18.1
Utilities	4.5
Other	5.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Wellesley Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

		Average Annual Total Returns
		Periods Ended September 30, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Wellesley Income Fund Investor
	Shares	1.03%	7.36%	6.72%	$19,157
••••••••	Wellesley Income Composite Index	1.14	7.27	6.07	18,021
– – – –	Mixed-Asset Target Allocation
	Conservative Funds Average	-2.05	4.39	3.84	14,576
- - - - - -	Barclays U.S. Aggregate Bond Index	2.94	3.10	4.64	15,734
	Dow Jones U.S. Total Stock Market
	Float Adjusted Index	-0.55	13.26	7.06	19,778
For a benchmark description, see the Glossary.
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Wellesley Income Fund Admiral Shares	1.11%	7.44%	6.81%	$96,610
Wellesley Income Composite Index	1.14	7.27	6.07	90,107
Barclays U.S. Aggregate Bond Index	2.94	3.10	4.64	78,670
Dow Jones U.S. Total Stock Market Float
Adjusted Index	-0.55	13.26	7.06	98,892

See Financial Highlights for dividend and capital gains information.

Wellesley Income Fund

Fiscal-Year Total Returns (%): September 30, 2005, Through September 30, 2015

Wellesley Income Fund

Financial Statements

Statement of Net Assets—Investments Summary

As of September 30, 2015

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market	Percentage
			Maturity	Amount	Value•	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	United States Treasury Note/Bond	1.750%	9/30/19	665,000	679,131	1.7%
1	United States Treasury Note/Bond	1.375%	9/30/18	616,100	624,183	1.6%
	United States Treasury Note/Bond	1.000%	9/15/17	553,000	556,976	1.4%
	United States Treasury Note/Bond	2.000%	2/15/25	450,700	449,082	1.1%
	United States Treasury Note/Bond	2.875%	5/15/43	416,960	415,851	1.0%
	United States Treasury Note/Bond	3.375%	5/15/44	376,000	412,893	1.0%
	United States Treasury Note/Bond	0.625%	7/31/17	298,000	298,140	0.8%
	United States Treasury Note/Bond	0.625%	12/31/16	223,120	223,573	0.6%
2	United States
	Treasury Note/Bond	0.500%–3.625%	6/30/16–2/15/45	731,704	750,617	1.9%
					4,410,446	11.1%

Agency Notes †					74,306	0.2%

Conventional Mortgage-Backed Securities
3,[4],5 Fannie Mae Pool		3.500%	10/1/45	238,000	248,189	0.6%
3,[4]	Fannie Mae Pool	2.500%–4.500%	3/1/27–10/1/45	295,199	321,257	0.9%
	Conventional
	Mortgage-Backed Securities—Other †				89,195	0.2%
					658,641	1.7%
Nonconventional Mortgage-Backed Securities
3,[4]	Fannie Mae REMICS	3.500%–4.000%	9/25/29–5/25/31	20,111	21,861	0.1%
	Nonconventional
	Mortgage-Backed Securities—Other †				89,657	0.2%
					111,518	0.3%
Total U.S. Government and Agency Obligations (Cost $5,124,648)					5,254,911	13.3%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Asset-Backed/Commercial Mortgage-Backed Securities
4 Banc of America Commercial
Mortgage Trust 2006-2	5.948%	5/10/45	9,891	10,007	0.0%
4 Banc of America Commercial
Mortgage Trust 2006-5	5.414%	9/10/47	14,922	15,211	0.1%
4 Bear Stearns Commercial Mortgage
Securities Trust 2006-PWR13	5.540%	9/11/41	7,811	8,012	0.0%
4 Merrill Lynch Mortgage
Trust 2006-C1	5.865%	5/12/39	10,965	11,102	0.0%
6 Asset-Backed/Commercial
Mortgage-Backed Securities—Other †				1,213,399	3.1%
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,256,020)				1,257,731	3.2%
Corporate Bonds
Finance
Banking
Bank of America Corp.	3.300%–6.875%	7/12/16–4/1/44	383,650	411,403	1.0%
Bank One Corp.	7.750%	7/15/25	25,000	31,882	0.1%
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	16,638	0.0%
Goldman Sachs Group Inc.	2.600%–7.500%	1/18/18–7/8/44	422,260	468,831	1.2%
JPMorgan Chase & Co.	2.000%–6.300%	8/15/17–8/16/43	388,215	415,613	1.0%
Morgan Stanley	1.875%–7.300%	1/9/17–1/27/45	398,585	431,271	1.1%
Synchrony Financial	2.700%–3.000%	8/15/19–2/3/20	21,150	21,077	0.1%
Wachovia Corp.	5.750%–6.605%	2/1/18–10/1/25	24,500	28,584	0.1%
Wells Fargo & Co.	2.150%–5.625%	12/11/17–11/4/44	378,595	392,261	1.0%
6 Banking—Other †				2,640,886	6.6%
Brokerage †				7,475	0.0%
Finance Companies
General Electric
Capital Corp.	3.100%–6.875%	2/11/21–1/10/39	362,751	438,444	1.1%

6 Insurance †				905,470	2.3%
6 Real Estate Investment Trusts †				150,319	0.4%
				6,360,154	16.0%
Industrial
Basic Industry †				211,767	0.5%
Capital Goods
General Electric Co.	2.700%–4.500%	10/9/22–3/11/44	30,665	30,879	0.1%
6 Capital Goods—Other †				634,286	1.6%
Communication
Verizon
Communications Inc.	3.450%–6.550%	3/15/21–9/15/43	279,580	305,056	0.8%
Verizon New Jersey Inc.	8.000%	6/1/22	14,585	18,046	0.0%
Verizon Virginia LLC	7.875%	1/15/22	16,000	19,716	0.0%
6 Communication—Other †				1,371,381	3.5%
6 Consumer Cyclical †				1,228,425	3.1%
Consumer Noncyclical
Johnson & Johnson	6.730%	11/15/23	15,000	19,536	0.1%
Merck & Co. Inc.	2.350%–4.150%	1/15/21–5/18/43	136,880	137,537	0.3%
Merck Sharp & Dohme Corp.	5.000%	6/30/19	18,000	20,066	0.1%
Pfizer Inc.	3.000%–6.200%	3/15/19–6/15/23	54,040	58,138	0.1%
Wyeth LLC	5.950%	4/1/37	15,000	18,002	0.0%
6 Consumer Noncyclical—Other †				2,737,901	6.9%
Energy
Chevron Corp.	3.191%	6/24/23	42,875	43,451	0.1%
Texaco Capital Inc.	8.625%	4/1/32	25,000	38,746	0.1%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
6 Energy—Other †				954,859	2.4%
6 Other Industrial †				81,352	0.2%
Technology
Cisco Systems Inc.	2.900%–4.450%	1/15/20–3/4/21	35,700	38,536	0.1%
Intel Corp.	3.300%	10/1/21	10,000	10,455	0.0%
Microsoft Corp.	2.375%–4.500%	10/1/20–10/1/40	85,465	87,003	0.2%
Technology—Other †				418,149	1.1%
6 Transportation †				295,817	0.8%
				8,779,104	22.1%
Utilities
Electric
Duke Energy
Carolinas LLC	3.900%–5.250%	1/15/18–6/15/21	32,025	34,687	0.1%
Duke Energy Corp.	1.625%–2.150%	11/15/16–8/15/17	69,840	70,377	0.1%
Duke Energy
Progress LLC	2.800%–6.300%	5/15/22–8/15/45	48,820	50,007	0.2%
Progress Energy Inc.	3.150%	4/1/22	20,800	20,722	0.1%
Electric—Other †				901,990	2.2%
Natural Gas †				30,936	0.1%
				1,108,719	2.8%
Total Corporate Bonds (Cost $15,567,498)				16,247,977	40.9%
[6]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $672,796) †				689,074	1.7%
Taxable Municipal Bonds (Cost $1,128,071) †				1,260,922	3.2%

			Shares
Common Stocks
Consumer Discretionary
McDonald’s Corp.			2,583,120	254,515	0.7%
Consumer Discretionary—Other †				133,498	0.3%
				388,013	1.0%
Consumer Staples
Kraft Heinz Co.			5,094,386	359,562	0.9%
Coca-Cola Co.			6,360,700	255,191	0.6%
British American Tobacco plc			4,567,612	252,024	0.6%
Philip Morris International Inc.			2,523,900	200,221	0.5%
Altria Group Inc.			3,348,310	182,148	0.5%
Procter & Gamble Co.			2,457,860	176,818	0.5%
Sysco Corp.			4,064,040	158,376	0.4%
Consumer Staples—Other †				341,333	0.9%
				1,925,673	4.9%
Energy
Exxon Mobil Corp.			6,323,770	470,172	1.2%
Chevron Corp.			4,514,860	356,132	0.9%
Occidental Petroleum Corp.			4,177,800	276,362	0.7%
Suncor Energy Inc.			8,447,000	225,704	0.5%
Phillips 66			1,999,900	153,672	0.4%
Energy—Other †				119,774	0.3%
				1,601,816	4.0%
Financials
Wells Fargo & Co.			12,360,362	634,705	1.6%
JPMorgan Chase & Co.			8,801,550	536,630	1.3%
BlackRock Inc.			874,580	260,161	0.7%
M&T Bank Corp.			1,751,200	213,559	0.5%

Wellesley Income Fund

			Market	Percentage
			Value•	of Net
		Shares	($000)	Assets
ACE Ltd.		1,869,100	193,265	0.5%
MetLife Inc.		3,996,300	188,425	0.5%
Financials—Other †			124,308	0.3%
			2,151,053	5.4%
Health Care
Merck & Co. Inc.		10,435,690	515,419	1.3%
Johnson & Johnson		5,343,330	498,800	1.3%
Pfizer Inc.		13,333,497	418,805	1.0%
AstraZeneca plc ADR		7,289,320	231,946	0.6%
Roche Holding AG		610,112	161,967	0.4%
Health Care—Other †			232,866	0.6%
			2,059,803	5.2%
Industrials
General Electric Co.		17,650,020	445,134	1.1%
Eaton Corp. plc		5,759,030	295,438	0.8%
Lockheed Martin Corp.		946,150	196,146	0.5%
Waste Management Inc.		3,315,280	165,134	0.4%
Caterpillar Inc.		2,424,200	158,446	0.4%
Industrials—Other †			354,509	0.9%
			1,614,807	4.1%
Information Technology
Microsoft Corp.		14,582,090	645,403	1.6%
Cisco Systems Inc.		16,007,120	420,187	1.1%
Intel Corp.		12,898,210	388,752	1.0%
Analog Devices Inc.		4,467,180	251,994	0.6%
Information Technology—Other †			368,956	0.9%
			2,075,292	5.2%
Materials †
^ Dow Chemical Co.		3,690,880	156,493	0.4%
Materials—Other †			309,179	0.8%
			465,672	1.2%
Telecommunication Services
Verizon Communications Inc.		10,221,356	444,731	1.1%
BCE Inc.		4,163,600	170,413	0.4%
			615,144	1.5%
Utilities
Duke Energy Corp.		4,274,200	307,486	0.8%
Xcel Energy Inc.		8,076,760	285,998	0.7%
National Grid plc		20,163,950	280,830	0.7%
Dominion Resources Inc.		3,695,500	260,089	0.6%
Eversource Energy		3,811,760	192,951	0.5%
			1,327,354	3.3%
Total Common Stocks (Cost $11,522,997)			14,224,627	35.8%

	Coupon
Temporary Cash Investments
Money Market Fund
[7],[8] Vanguard Market Liquidity Fund	0.189%	199,632,000	199,632	0.5%

Wellesley Income Fund

			Face	Market	Percentage
		Maturity	Amount	Value•	of Net
	Coupon	Date	($000)	($000)	Assets
Repurchase Agreements
Bank of America Securities, LLC
(Dated 9/30/15, Repurchase Value
$44,600,000, collateralized by
Government National Mortgage
Assn. 3.500%, 9/20/45, with a
value of $45,492,000)	0.120%	10/1/15	44,600	44,600	0.1%
Deutsche Bank Securities, Inc.
(Dated 9/30/15, Repurchase Value
$800,000, collateralized by Federal
National Mortgage Assn. 6.030%,
10/8/27, with a value of $816,200)	0.120%	10/1/15	800	800	0.0%
HSBC Bank USA (Dated 9/30/15,
Repurchase Value $162,900,000,
collateralized by Federal National
Mortgage Assn. 2.500%–5.500%,
10/1/27–10/1/42, with a value
of $166,161,000)	0.090%	10/1/15	162,900	162,900	0.4%
RBC Capital Markets LLC (Dated
9/30/15, Repurchase Value
$300,000, collateralized by
Federal Home Loan Mortgage
Corp. 2.184%, 8/1/43, with a
value of $306,000)	0.100%	10/1/15	300	300	0.0%
RBS Securities, Inc. (Dated 9/30/15,
Repurchase Value $3,300,000,
collateralized by U.S. Treasury
Note/Bond 2.125%, 5/15/25,
with a value of $3,368,000)	0.100%	10/1/15	3,300	3,300	0.0%
				211,900	0.5%

U.S. Government and Agency Obligations †				224,926	0.6%
Total Temporary Cash Investments (Cost $636,484)				636,458	1.6%
Total Investments (Cost $35,908,514)				39,571,700	99.7%

				Amount
				($000)
Other Assets and Liabilities
Other Assets
Investment in Vanguard				3,605
Receivables for Investment Securities Sold				472,701
Receivables for Accrued Income				241,697
Receivables for Capital Shares Issued				16,284
Other Assets[9]				35,503
Total Other Assets				769,790	1.9%
Liabilities
Payables for Investment Securities Purchased				(358,187)
Collateral for Securities on Loan				(199,632)
Payables to Investment Advisor				(5,768)
Payables for Capital Shares Redeemed				(25,185)
Payables to Vanguard				(46,713)
Other Liabilities				(6,110)
Total Liabilities				(641,595)	(1.6%)
Net Assets				39,699,895	100.0%

Wellesley Income Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	35,265,611
Overdistributed Net Investment Income	(2,266)
Accumulated Net Realized Gains	784,521
Unrealized Appreciation (Depreciation)
Investment Securities	3,663,186
Futures Contracts	(10,603)
Swap Contracts	(132)
Foreign Currencies	(422)
Net Assets	39,699,895

Investor Shares—Net Assets
Applicable to 470,041,136 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	11,616,869
Net Asset Value Per Share—Investor Shares	$24.71

Admiral Shares—Net Assets
Applicable to 469,087,444 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	28,083,026
Net Asset Value Per Share—Admiral Shares	$59.87

  See Note A in Notes to Financial Statements.
  Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $199,600,000.
  Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.
  Securities with a value of $748,000 have been segregated as collateral for open over-the-counter swap contracts.
  Securities with a value of $5,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
  The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
  Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2015.
  Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate value of these securities was $3,489,920,000, representing 8.8% of net assets.
  Includes $199,632,000 of collateral received for securities on loan.
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  Cash of $11,826,000 has been segregated as initial margin for open futures contracts. ADR—American Depositary Receipt.
  REMICS—Real Estate Mortgage Investment Conduits.
  See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Dividends[1]	485,611
Interest	811,333
Securities Lending	3,096
Total Income	1,300,040
Expenses
Investment Advisory Fees—Note B
Basic Fee	22,190
Performance Adjustment	333
The Vanguard Group—Note C
Management and Administrative—Investor Shares	18,658
Management and Administrative—Admiral Shares	25,586
Marketing and Distribution—Investor Shares	2,276
Marketing and Distribution—Admiral Shares	3,212
Custodian Fees	382
Auditing Fees	33
Shareholders’ Reports—Investor Shares	210
Shareholders’ Reports—Admiral Shares	125
Trustees’ Fees and Expenses	67
Total Expenses	73,072
Net Investment Income	1,226,968
Realized Net Gain (Loss)
Investment Securities Sold	1,070,107
Futures Contracts	(45,267)
Swap Contracts	(72)
Foreign Currencies	(1,522)
Realized Net Gain (Loss)	1,023,246
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,822,431)
Futures Contracts	(11,434)
Swap Contracts	(53)
Foreign Currencies	335
Change in Unrealized Appreciation (Depreciation)	(1,833,583)
Net Increase (Decrease) in Net Assets Resulting from Operations	416,631
1 Dividends are net of foreign withholding taxes of $6,732,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,226,968	1,188,432
Realized Net Gain (Loss)	1,023,246	864,325
Change in Unrealized Appreciation (Depreciation)	(1,833,583)	1,247,294
Net Increase (Decrease) in Net Assets Resulting from Operations	416,631	3,300,051
Distributions
Net Investment Income
Investor Shares	(363,028)	(360,527)
Admiral Shares	(866,602)	(803,697)
Realized Capital Gain[1]
Investor Shares	(212,146)	(300,454)
Admiral Shares	(484,421)	(630,902)
Total Distributions	(1,926,197)	(2,095,580)
Capital Share Transactions
Investor Shares	234,117	(1,947)
Admiral Shares	1,989,823	3,646,638
Net Increase (Decrease) from Capital Share Transactions	2,223,940	3,644,691
Total Increase (Decrease)	714,374	4,849,162
Net Assets
Beginning of Period	38,985,521	34,136,359
End of Period[2]	39,699,895	38,985,521

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $35,445,000 and $63,096,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($2,266,000) and $1,990,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$25.65	$24.82	$24.47	$21.82	$21.60
Investment Operations
Net Investment Income	.760	.811	.752	.787	.819
Net Realized and Unrealized Gain (Loss)
on Investments	(. 487)	1.491	. 688	2.648	.224
Total from Investment Operations	.273	2.302	1.440	3.435	1.043
Distributions
Dividends from Net Investment Income	(.761)	(.793)	(.755)	(.785)	(. 823)
Distributions from Realized Capital Gains	(.452)	(.679)	(.335)	—	—
Total Distributions	(1.213)	(1.472)	(1.090)	(.785)	(. 823)
Net Asset Value, End of Period	$24.71	$25.65	$24.82	$24.47	$21.82

Total Return[1]	1.03%	9.54%	6.02%	15.94%	4.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,617	$11,830	$11,431	$11,916	$9,875
Ratio of Total Expenses to Average Net Assets[2]	0.23%	0.25%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	2.96%	3.19%	3.03%	3.39%	3.76%
Portfolio Turnover Rate	59%[3]	109%[3]	36%[3]	33%[3]	48%[3]

1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.00%, 0.01%, and 0.01%.

3 Includes 18%, 23%, 3%, 26%, and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$62.14	$60.12	$59.29	$52.86	$52.34
Investment Operations
Net Investment Income	1.884	2.010	1.867	1.949	2.021
Net Realized and Unrealized Gain (Loss)
on Investments	(1.171)	3.623	1.646	6.425	. 528
Total from Investment Operations	.713	5.633	3.513	8.374	2.549
Distributions
Dividends from Net Investment Income	(1.888)	(1.967)	(1.871)	(1.944)	(2.029)
Distributions from Realized Capital Gains	(1.095)	(1.646)	(. 812)	—	—
Total Distributions	(2.983)	(3.613)	(2.683)	(1.944)	(2.029)
Net Asset Value, End of Period	$59.87	$62.14	$60.12	$59.29	$52.86

Total Return	1.11%	9.64%	6.06%	16.04%	4.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$28,083	$27,156	$22,705	$20,561	$13,197
Ratio of Total Expenses to Average Net Assets[1]	0.16%	0.18%	0.18%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	3.03%	3.26%	3.10%	3.46%	3.83%
Portfolio Turnover Rate	59%[2]	109%[2]	36%[2]	33%[2]	48%[2]

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.00%, 0.01%, and 0.01%.

2 Includes 18%, 23%, 3%, 26%, and 15% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellesley Income Fund

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades

Wellesley Income Fund

futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2015, the fund’s average investments in long and short futures contracts represented 1% and 4% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counter-party risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and

Wellesley Income Fund

requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counter-party may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

During the year ended September 30, 2015, the fund’s average amounts of investments in credit protection sold and credit protection purchased represented 0% and less than 1% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

6. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets.

Wellesley Income Fund

7. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counter-party’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

11. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

Wellesley Income Fund

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

12. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company LLP provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Barclays U.S. Credit A or Better Bond Index and the FTSE High Dividend Yield Index. For the year ended September 30, 2015, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before an increase of $333,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2015, the fund had contributed to Vanguard capital in the amount of $3,605,000, representing 0.01% of the fund’s net assets and 1.44% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.

Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Wellesley Income Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,254,911	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	1,257,731	—
Corporate Bonds	—	16,247,977	—
Sovereign Bonds	—	689,074	—
Taxable Municipal Bonds	—	1,260,922	—
Common Stocks	13,340,538	884,089	—
Temporary Cash Investments	199,632	436,826	—
Futures Contracts—Assets[1]	960	—	—
Futures Contracts—Liabilities[1]	(89)	—	—
Swap Contracts—Liabilities	—	(132)	—
Total	13,541,041	26,031,398	—
1 Represents variation margin on the last day of the reporting period.

E. At September 30, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	960	—	960
Liabilities	(89)	(132)	(221)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended September 30, 2015, were:

Interest Rate		Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(45,267)	—	(45,267)
Swap Contracts	—	(72)	(72)
Realized Net Gain (Loss) on Derivatives	(45,267)	(72)	(45,339)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(11,434)	—	(11,434)
Swap Contracts	—	(53)	(53)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(11,434)	(53)	(11,487)

Wellesley Income Fund

At September 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	December 2015	(5,242)	(631,743)	(4,602)
10-Year U.S. Treasury Note	December 2015	(3,405)	(438,341)	(4,741)
2-Year U. S. Treasury Note	December 2015	1,427	312,558	320
Ultra-Long U. S. Treasury Bond	December 2015	(771)	(123,673)	(1,580)
				(10,603)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At September 30, 2015, the fund had the following open swap contracts:
Credit Default Swaps
				Remaining	Periodic
				Up-Front Fee	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Purchased
General Mills Inc.	3/20/18	DBAG	25,000	445	(1.000)	(132)
DBAG—Deutsche Bank AG.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2015, the fund realized net foreign currency losses of $1,522,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized losses of $72,000 on swap contracts have been reclassified from accumulated net realized gains to overdistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $98,631,000 from accumulated net realized gains to paid-in capital.

Wellesley Income Fund

For tax purposes, at September 30, 2015, the fund had $65,718,000 of ordinary income and $863,128,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $36,020,493,000. Net unrealized appreciation of investment securities for tax purposes was $3,551,207,000, consisting of unrealized gains of $4,121,721,000 on securities that had risen in value since their purchase and $570,514,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2015, the fund purchased $7,351,466,000 of investment securities and sold $5,599,765,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $18,001,586,000 and $17,676,059,000, respectively.

H. Capital share transactions for each class of shares were:
			Year Ended September 30,
		2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,790,645	108,693	2,663,270	104,787
Issued in Lieu of Cash Distributions	533,871	21,110	615,618	24,662
Redeemed	(3,090,399)	(120,906)	(3,280,835)	(128,960)
Net Increase (Decrease)—Investor Shares	234,117	8,897	(1,947)	489
Admiral Shares
Issued	4,879,493	78,584	5,446,858	88,281
Issued in Lieu of Cash Distributions	1,195,682	19,521	1,274,418	21,061
Redeemed	(4,085,352)	(65,999)	(3,074,638)	(50,049)
Net Increase (Decrease) —Admiral Shares	1,989,823	32,106	3,646,638	59,293

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellesley Income Fund:

In our opinion, the accompanying statement of net assets—investments summary and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2015

Special 2015 tax information (unaudited) for Vanguard Wellesley Income Fund

This information for the fiscal year ended September 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $757,225,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $472,249,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 32.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellesley Income Fund Investor Shares

Periods Ended September 30, 2015

	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	1.03%	7.36%	6.72%
Returns After Taxes on Distributions	-0.49	5.98	5.24
Returns After Taxes on Distributions and Sale of Fund Shares	1.14	5.42	4.94

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	3/31/2015	9/30/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$974.89	$1.09
Admiral Shares	1,000.00	975.68	0.74
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.97	$1.12
Admiral Shares	1,000.00	1,024.32	0.76

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.22% for Investor Shares and 0.15% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Wellesley Income Fund has renewed the fund’s investment advisory arrangement with Wellington Management Company LLP (Wellington Management). The board determined that renewing the fund’s advisory arrangement was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board considered that Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has advised the fund since its inception in 1970. The board also noted that the senior portfolio managers of the fund each have over two decades of investment industry experience. For the equity portion of the fund, Wellington Management seeks to invest in large-capitalization companies with an attractive dividend yield relative to the market, below-average valuations, and stable or improving businesses. For the fixed income portion, the firm utilizes fundamental research to invest in investment-grade debt.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of the breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Wellesley Income Composite Index: Weighted 65% bonds and 35% stocks. For bonds: Lehman U.S. Long Credit AA or Better Bond Index through March 31, 2000, and Barclays U.S. Credit A or Better Bond Index thereafter. For stocks: 26% S&P 500/Barra Value Index and 9% S&P Utilities Index through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index; as of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index; as of August 1, 2007, the three stock indexes were replaced by the FTSE High Dividend Yield Index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, Amerigroup Corporation (managed health care), the University of Rochester Medical Center, Monroe Community College Foundation, and North Carolina A&T University.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International PLC (diversified manufacturing and services), Hewlett-Packard Co. (electronic computer manufacturing), and Delphi Automotive PLC (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels), the University Medical Center at Princeton, the Robert Wood Johnson Foundation, and the Center for Talent Innovation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors); Member of the Investment Advisory Committee of Major League Baseball.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Trustee of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center and of the Advisory Board of the Parthenon Group (strategy consulting).

Executive Officers

Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Heidi Stam

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation.

Vanguard Senior Management Team

Mortimer J. Buckley
Kathleen C. Gubanich
Paul A. Heller
Martha G. King
John T. Marcante

Chris D. McIsaac
James M. Norris
Thomas M. Rampulla
Glenn W. Reed
Karin A. Risi

Chairman Emeritus and Senior Advisor

John J. Brennan

Chairman, 1996–2009

Chief Executive Officer and President, 1996–2008

Founder John C. Bogle

Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.

2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q270 112015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2015: $33,000
Fiscal Year Ended September 30, 2014: $32,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2015: $7,000,200
Fiscal Year Ended September 30, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2015: $2,899,096
Fiscal Year Ended September 30, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2015: $353,389
Fiscal Year Ended September 30, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2015: $202,313
Fiscal Year Ended September 30, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2015: $555,702
Fiscal Year Ended September 30, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (13.3%)
U.S. Government Securities (11.1%)
1	United States Treasury Note/Bond	1.500%	6/30/16	14,200	14,331
	United States Treasury Note/Bond	0.500%	7/31/16	122,000	122,190
	United States Treasury Note/Bond	0.875%	9/15/16	135,400	136,035
	United States Treasury Note/Bond	0.625%	12/31/16	223,120	223,573
	United States Treasury Note/Bond	0.875%	1/31/17	44,979	45,212
	United States Treasury Note/Bond	0.500%	2/28/17	11,000	11,002
	United States Treasury Note/Bond	0.500%	3/31/17	113,300	113,300
	United States Treasury Note/Bond	0.625%	7/31/17	298,000	298,140
	United States Treasury Note/Bond	1.000%	9/15/17	553,000	556,976
2	United States Treasury Note/Bond	1.375%	9/30/18	616,100	624,183
	United States Treasury Note/Bond	1.750%	9/30/19	665,000	679,131
	United States Treasury Note/Bond	1.625%	6/30/20	100,000	101,281
	United States Treasury Note/Bond	2.000%	2/15/25	450,700	449,082
	United States Treasury Note/Bond	2.875%	5/15/43	416,960	415,851
	United States Treasury Note/Bond	3.625%	2/15/44	105,000	120,832
	United States Treasury Note/Bond	3.375%	5/15/44	376,000	412,893
	United States Treasury Note/Bond	3.125%	8/15/44	58,465	61,224
	United States Treasury Note/Bond	2.500%	2/15/45	27,360	25,210
					4,410,446
Agency Bonds and Notes (0.2%)
	Private Export Funding Corp.	2.250%	12/15/17	51,055	52,398
3	Tennessee Valley Authority	4.625%	9/15/60	19,800	21,908
					74,306
Conventional Mortgage-Backed Securities (1.7%)
4,5	Fannie Mae Pool	2.500%	3/1/27–1/1/29	9,239	9,441
4,5,6	Fannie Mae Pool	3.500%	10/1/45	238,000	248,189
4,5	Fannie Mae Pool	4.500%	10/1/29–10/1/45	285,960	311,816
4,5	Freddie Mac Gold Pool	4.000%	6/1/18–1/1/42	6	7
4,5	Freddie Mac Gold Pool	4.500%	4/1/25–10/1/45	75,937	83,108
4	Ginnie Mae I Pool	6.000%	6/15/31–7/15/35	67	78
4	Ginnie Mae I Pool	6.500%	4/15/32–9/15/38	5,280	6,002
					658,641
Nonconventional Mortgage-Backed Securities (0.3%)
4,5	Fannie Mae REMICS	3.500%	4/25/31	6,910	7,332
4,5	Fannie Mae REMICS	4.000%	9/25/29–5/25/31	13,201	14,529
4,5	Freddie Mac REMICS	3.500%	3/15/31	4,095	4,349
4,5	Freddie Mac REMICS	4.000%	12/15/30–4/15/31	77,206	85,308

					111,518

Total U.S. Government and Agency Obligations (Cost $5,124,648)					5,254,911

Asset-Backed/Commercial Mortgage-Backed Securities (3.2%)
4	Ally Master Owner Trust Series 2012-4	1.720%	7/15/19	25,000	25,202
4	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	95,780	96,184
4	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	117,745	118,404
7	American Tower Trust I	1.551%	3/15/18	13,530	13,473
7	American Tower Trust I	3.070%	3/15/23	32,900	32,763
4,7,8	Apidos CDO	1.789%	4/17/26	39,850	39,584
4,7,8	ARES CLO Ltd.	1.808%	4/17/26	39,670	39,672
4,7,8	Atlas Senior Loan Fund Ltd.	1.829%	10/15/26	12,360	12,284

1

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
4,7,8	Atlas Senior Loan Fund V Ltd.	1.838%	7/16/26	9,890	9,835
4,7	Avis Budget Rental Car Funding AESOP LLC 2010-5A	3.150%	3/20/17	8,000	8,044
4,7,8	Babson CLO Ltd.	1.777%	7/20/25	4,555	4,550
4	Banc of America Commercial Mortgage Trust 2006-2	5.948%	5/10/45	9,891	10,007
4	Banc of America Commercial Mortgage Trust 2006-5	5.414%	9/10/47	14,922	15,211
4	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.540%	9/11/41	7,811	8,012
4,7,8	CECLO 2013-20A 144A	1.775%	1/25/26	40,000	39,719
4,7,8	Cent CLO	1.785%	7/27/26	13,260	13,249
4,7,8	Cent CLO 22 Ltd.	1.791%	11/7/26	30,200	29,947
4,7,8	CIFC Funding Ltd.	1.787%	4/18/25	38,255	38,229
4	COMM 2006-C7 Mortgage Trust	5.954%	6/10/46	6,501	6,612
4	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	16,040	16,563
4	Credit Suisse Commercial Mortgage Trust Series 2006-
	C4	5.467%	9/15/39	9,421	9,618
4,7,8	Dryden Senior Loan Fund	1.637%	4/18/26	37,710	37,440
4,7	First Investors Auto Owner Trust 2013-2	1.230%	3/15/19	4,329	4,334
4,7	Ford Credit Floorplan Master Owner Trust A	2.090%	3/15/22	10,250	10,352
4	Ford Credit Floorplan Master Owner Trust A Series
	2012-2	1.920%	1/15/19	27,005	27,306
4,7	Hilton USA Trust 2013-HLT	2.662%	11/5/30	37,815	37,765
4,7,8	ING Investment Management Co.	1.787%	4/18/26	37,635	37,609
4	LB-UBS Commercial Mortgage Trust 2006-C4	6.029%	6/15/38	8,630	8,771
4,8	LB-UBS Commercial Mortgage Trust 2008-C1	6.269%	4/15/41	22,369	24,259
4,7,8	Limerock CLO	1.787%	4/18/26	43,000	42,712
4,7,8	Madison Park Funding XII Ltd.	1.737%	1/19/25	24,975	24,915
4,7,8	Madison Park Funding XIII Ltd.	1.787%	7/20/26	29,375	29,354
4	Merrill Lynch Mortgage Trust 2006-C1	5.865%	5/12/39	10,965	11,102
4,7	OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	23,260	26,173
4,7,8	OZLM VI Ltd.	1.838%	4/17/26	30,910	30,840
4	Santander Drive Auto Receivables Trust 2013-2	2.570%	3/15/19	15,610	15,737
4	Santander Drive Auto Receivables Trust 2014-2	2.330%	11/15/19	9,665	9,746
7	SBA Tower Trust	2.898%	10/15/19	37,250	37,664
4,7,8	Seneca Park CLO Ltd.	1.769%	7/17/26	21,705	21,672
4,7,8	SFAVE Commercial Mortgage Securities Trust 2015-
	5AVE	4.144%	1/5/35	22,000	21,829
4,7,8	Shackleton CLO Ltd.	1.769%	7/17/26	20,985	20,953
4,7	Springleaf Funding Trust	2.410%	12/15/22	37,000	37,015
4,7	Springleaf Funding Trust	3.160%	11/15/24	43,060	43,932
4,7	Springleaf Funding Trust 2015-B	3.480%	5/15/28	19,420	19,852
4,7	Springleaf Mortgage Loan Trust 2013-1A	2.310%	6/25/58	7,480	7,382
4,7,8	SYMP 14-14AA2 144A	1.766%	7/14/26	36,945	36,655
4,7,8	Thacher Park CLO 2014-1	1.757%	10/20/26	16,115	16,082
4	Utility Debt Securitization Authority Series 2013T	3.435%	12/15/25	6,775	7,127
4,7,8	Voya CLO 2014-2 Ltd.	1.739%	7/17/26	5,905	5,889
4,7	Westlake Automobile Receivables Trust	0.970%	10/16/17	16,108	16,102

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $1,256,020)					1,257,731

Corporate Bonds (40.9%)
Finance (16.0%)
	Banking (12.2%)
	American Express Co.	5.500%	9/12/16	25,000	26,058
	American Express Co.	6.150%	8/28/17	35,000	37,960
	American Express Credit Corp.	2.375%	3/24/17	35,650	36,209
	American Express Credit Corp.	2.250%	8/15/19	24,000	24,098
	Bank of America Corp.	3.750%	7/12/16	23,000	23,445
	Bank of America Corp.	5.625%	10/14/16	22,500	23,498
	Bank of America Corp.	6.875%	4/25/18	32,000	35,770
	Bank of America Corp.	5.650%	5/1/18	60,090	65,413
	Bank of America Corp.	5.625%	7/1/20	28,825	32,484
	Bank of America Corp.	5.875%	1/5/21	10,285	11,755
	Bank of America Corp.	5.000%	5/13/21	35,910	39,475
	Bank of America Corp.	3.300%	1/11/23	18,875	18,736

2

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America Corp.	4.100%	7/24/23	47,670	49,296
Bank of America Corp.	4.125%	1/22/24	7,500	7,838
Bank of America Corp.	4.000%	1/22/25	26,225	25,637
Bank of America Corp.	6.110%	1/29/37	30,000	34,425
Bank of America Corp.	5.875%	2/7/42	8,770	10,260
Bank of America Corp.	5.000%	1/21/44	24,180	25,235
Bank of America Corp.	4.875%	4/1/44	7,820	8,136
Bank of Montreal	2.500%	1/11/17	71,580	72,863
Bank of Montreal	2.375%	1/25/19	29,000	29,503
Bank of New York Mellon Corp.	5.450%	5/15/19	49,465	54,981
Bank of New York Mellon Corp.	2.150%	2/24/20	49,755	49,716
Bank of New York Mellon Corp.	3.000%	2/24/25	22,710	22,246
Bank of Nova Scotia	2.550%	1/12/17	31,000	31,569
Bank of Nova Scotia	2.800%	7/21/21	58,100	58,777
7 Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	44,350	44,231
Bank One Corp.	7.750%	7/15/25	25,000	31,882
7 Barclays Bank plc	6.050%	12/4/17	27,600	29,771
Barclays Bank plc	2.500%	2/20/19	25,800	26,234
Barclays Bank plc	6.750%	5/22/19	18,605	21,683
Barclays Bank plc	5.125%	1/8/20	12,065	13,480
Barclays Bank plc	5.140%	10/14/20	7,935	8,713
Barclays Bank plc	3.750%	5/15/24	19,300	19,577
BB&T Corp.	1.600%	8/15/17	19,775	19,860
BB&T Corp.	5.250%	11/1/19	19,000	20,989
Bear Stearns Cos. LLC	7.250%	2/1/18	14,860	16,638
BNP Paribas SA	2.400%	12/12/18	11,000	11,137
BNP Paribas SA	3.250%	3/3/23	6,750	6,806
BPCE SA	2.500%	12/10/18	15,570	15,874
BPCE SA	2.500%	7/15/19	42,100	42,721
BPCE SA	4.000%	4/15/24	32,755	34,041
7 BPCE SA	5.150%	7/21/24	30,510	30,994
Capital One Financial Corp.	3.150%	7/15/16	4,045	4,111
Capital One Financial Corp.	4.750%	7/15/21	36,165	39,461
Capital One Financial Corp.	3.750%	4/24/24	60,945	60,528
Capital One Financial Corp.	3.200%	2/5/25	12,500	11,911
Citigroup Inc.	4.587%	12/15/15	767	773
Citigroup Inc.	4.450%	1/10/17	7,075	7,356
Citigroup Inc.	6.125%	11/21/17	18,000	19,615
Citigroup Inc.	1.750%	5/1/18	13,000	12,918
Citigroup Inc.	6.125%	5/15/18	8,500	9,396
Citigroup Inc.	2.500%	9/26/18	31,000	31,415
Citigroup Inc.	2.550%	4/8/19	30,000	30,273
Citigroup Inc.	8.500%	5/22/19	28,000	33,807
Citigroup Inc.	2.500%	7/29/19	29,565	29,781
Citigroup Inc.	2.400%	2/18/20	50,000	49,612
Citigroup Inc.	5.375%	8/9/20	17,663	19,719
Citigroup Inc.	4.500%	1/14/22	30,140	32,610
Citigroup Inc.	6.625%	6/15/32	9,000	10,609
Citigroup Inc.	8.125%	7/15/39	3,380	4,864
Citigroup Inc.	5.875%	1/30/42	7,460	8,665
Citigroup Inc.	4.950%	11/7/43	7,000	7,250
Citigroup Inc.	5.300%	5/6/44	15,745	16,388
Compass Bank	2.750%	9/29/19	12,250	12,205
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	44,660	45,123
7 Credit Agricole SA	2.500%	4/15/19	45,420	46,078
Credit Suisse	1.750%	1/29/18	25,940	25,926
Credit Suisse	2.300%	5/28/19	18,975	19,035
Credit Suisse	5.300%	8/13/19	9,000	10,005
Credit Suisse	3.000%	10/29/21	53,710	53,773
Credit Suisse	3.625%	9/9/24	3,955	3,952
7 Credit Suisse Group Funding Guernsey Ltd.	3.800%	9/15/22	45,685	45,678
7 Credit Suisse Group Funding Guernsey Ltd.	3.750%	3/26/25	57,400	56,214
Deutsche Bank AG	2.500%	2/13/19	44,000	44,237
Fifth Third Bank/Cincinnati OH	2.875%	10/1/21	8,780	8,841

3

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	5.950%	1/18/18	24,190	26,391
Goldman Sachs Group Inc.	2.900%	7/19/18	55,000	56,299
Goldman Sachs Group Inc.	7.500%	2/15/19	20,790	24,246
Goldman Sachs Group Inc.	5.375%	3/15/20	24,305	27,109
Goldman Sachs Group Inc.	2.600%	4/23/20	11,900	11,946
Goldman Sachs Group Inc.	6.000%	6/15/20	23,755	27,280
Goldman Sachs Group Inc.	5.250%	7/27/21	70,165	78,251
Goldman Sachs Group Inc.	5.750%	1/24/22	67,095	77,017
Goldman Sachs Group Inc.	3.625%	1/22/23	7,715	7,804
Goldman Sachs Group Inc.	3.500%	1/23/25	16,660	16,329
Goldman Sachs Group Inc.	6.125%	2/15/33	20,000	23,809
Goldman Sachs Group Inc.	6.450%	5/1/36	25,000	29,062
Goldman Sachs Group Inc.	6.250%	2/1/41	35,790	43,235
Goldman Sachs Group Inc.	4.800%	7/8/44	19,895	20,053
7 HSBC Bank plc	4.750%	1/19/21	42,960	47,715
HSBC Bank USA NA/New York NY	5.875%	11/1/34	21,000	24,350
HSBC Holdings plc	4.000%	3/30/22	10,870	11,412
HSBC Holdings plc	7.625%	5/17/32	15,800	20,080
HSBC Holdings plc	6.500%	5/2/36	22,000	25,882
HSBC Holdings plc	6.100%	1/14/42	43,680	53,807
HSBC Holdings plc	5.250%	3/14/44	5,795	5,895
HSBC USA Inc.	1.625%	1/16/18	35,910	35,839
HSBC USA Inc.	2.350%	3/5/20	58,195	57,403
HSBC USA Inc.	3.500%	6/23/24	26,200	26,664
Huntington National Bank	1.700%	2/26/18	15,000	14,918
Huntington National Bank	2.200%	4/1/19	17,850	17,845
Huntington National Bank	2.400%	4/1/20	36,530	36,286
7 ING Bank NV	3.750%	3/7/17	35,000	36,139
7 ING Bank NV	1.800%	3/16/18	51,425	51,469
JPMorgan Chase & Co.	2.000%	8/15/17	51,000	51,349
JPMorgan Chase & Co.	6.300%	4/23/19	68,310	77,526
JPMorgan Chase & Co.	4.625%	5/10/21	14,000	15,240
JPMorgan Chase & Co.	4.350%	8/15/21	33,285	35,722
JPMorgan Chase & Co.	4.500%	1/24/22	18,260	19,708
JPMorgan Chase & Co.	3.250%	9/23/22	22,380	22,374
JPMorgan Chase & Co.	3.375%	5/1/23	36,370	35,537
JPMorgan Chase & Co.	3.875%	2/1/24	11,200	11,538
JPMorgan Chase & Co.	4.125%	12/15/26	24,400	24,292
JPMorgan Chase & Co.	4.250%	10/1/27	9,275	9,194
JPMorgan Chase & Co.	5.600%	7/15/41	70,000	80,169
JPMorgan Chase & Co.	5.400%	1/6/42	16,235	18,179
JPMorgan Chase & Co.	5.625%	8/16/43	13,500	14,785
7 Macquarie Bank Ltd.	2.400%	1/21/20	10,195	10,165
Manufacturers & Traders Trust Co.	2.100%	2/6/20	14,540	14,451
Manufacturers & Traders Trust Co.	2.900%	2/6/25	20,085	19,249
Morgan Stanley	5.450%	1/9/17	15,000	15,752
Morgan Stanley	1.875%	1/5/18	9,470	9,497
Morgan Stanley	6.625%	4/1/18	25,000	27,830
Morgan Stanley	2.125%	4/25/18	104,400	104,920
Morgan Stanley	2.500%	1/24/19	43,200	43,791
Morgan Stanley	7.300%	5/13/19	53,955	62,995
Morgan Stanley	5.500%	7/24/20	15,000	16,816
Morgan Stanley	5.750%	1/25/21	13,900	15,806
Morgan Stanley	3.875%	4/29/24	22,050	22,535
Morgan Stanley	4.000%	7/23/25	20,805	21,203
Morgan Stanley	7.250%	4/1/32	51,100	67,203
Morgan Stanley	4.300%	1/27/45	24,705	22,923
National City Bank	5.800%	6/7/17	50,000	53,206
7 Nationwide Building Society	2.350%	1/21/20	22,720	22,792
Northern Trust Corp.	3.450%	11/4/20	10,285	10,865
PNC Bank NA	5.250%	1/15/17	16,000	16,793
PNC Bank NA	3.300%	10/30/24	14,645	14,583
PNC Bank NA	2.950%	2/23/25	34,775	33,677
PNC Financial Services Group Inc.	3.900%	4/29/24	40,150	40,633

4

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Santander Bank NA	2.000%	1/12/18	21,075	21,031
Santander Holdings USA Inc.	2.650%	4/17/20	19,225	19,085
7 Skandinaviska Enskilda Banken AB	2.450%	5/27/20	50,900	51,342
State Street Corp.	5.375%	4/30/17	55,500	59,033
Svenska Handelsbanken AB	2.875%	4/4/17	57,000	58,378
Synchrony Financial	3.000%	8/15/19	8,570	8,639
Synchrony Financial	2.700%	2/3/20	12,580	12,438
UBS AG	4.875%	8/4/20	45,000	50,097
7 UBS Group Funding Jersey Ltd.	2.950%	9/24/20	36,710	36,740
US Bancorp	3.700%	1/30/24	39,005	40,842
Wachovia Corp.	5.750%	2/1/18	9,500	10,385
Wachovia Corp.	6.605%	10/1/25	15,000	18,199
Wells Fargo & Co.	5.625%	12/11/17	47,000	51,037
Wells Fargo & Co.	2.150%	1/30/20	46,920	46,826
Wells Fargo & Co.	3.000%	1/22/21	27,580	28,358
Wells Fargo & Co.	4.600%	4/1/21	40,000	43,878
Wells Fargo & Co.	3.500%	3/8/22	54,840	56,708
Wells Fargo & Co.	3.450%	2/13/23	49,865	49,657
Wells Fargo & Co.	4.480%	1/16/24	34,444	36,157
Wells Fargo & Co.	3.000%	2/19/25	28,660	27,513
Wells Fargo & Co.	5.606%	1/15/44	28,551	31,810
Wells Fargo & Co.	4.650%	11/4/44	20,735	20,317
Brokerage (0.0%)
Ameriprise Financial Inc.	5.300%	3/15/20	6,625	7,475

Finance Companies (1.1%)
General Electric Capital Corp.	5.300%	2/11/21	6,305	7,252
General Electric Capital Corp.	4.650%	10/17/21	65,000	73,252
General Electric Capital Corp.	3.150%	9/7/22	58,351	60,243
General Electric Capital Corp.	3.100%	1/9/23	21,285	21,766
General Electric Capital Corp.	6.750%	3/15/32	34,795	47,371
General Electric Capital Corp.	6.150%	8/7/37	46,120	59,604
General Electric Capital Corp.	5.875%	1/14/38	96,305	120,317
General Electric Capital Corp.	6.875%	1/10/39	34,590	48,639
Insurance (2.3%)
ACE INA Holdings Inc.	2.600%	11/23/15	24,000	24,034
ACE INA Holdings Inc.	5.700%	2/15/17	15,000	15,914
ACE INA Holdings Inc.	5.900%	6/15/19	15,000	17,074
ACE INA Holdings Inc.	3.350%	5/15/24	20,340	20,333
Aetna Inc.	1.750%	5/15/17	2,966	2,985
Anthem Inc.	2.300%	7/15/18	12,045	12,142
Anthem Inc.	3.700%	8/15/21	25,635	26,427
Anthem Inc.	3.125%	5/15/22	30,450	30,003
Anthem Inc.	3.300%	1/15/23	20,000	19,713
Anthem Inc.	4.650%	8/15/44	8,832	8,560
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	32,000	35,218
Cigna Corp.	3.250%	4/15/25	43,165	41,636
CNA Financial Corp.	3.950%	5/15/24	4,335	4,365
7 Five Corners Funding Trust	4.419%	11/15/23	5,320	5,584
Hartford Financial Services Group Inc.	5.500%	10/15/16	16,665	17,422
7 Liberty Mutual Group Inc.	4.250%	6/15/23	11,825	12,189
7 Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	27,310
Loews Corp.	2.625%	5/15/23	14,100	13,478
7 MassMutual Global Funding II	2.100%	8/2/18	45,015	45,633
7 MassMutual Global Funding II	2.350%	4/9/19	22,000	22,351
MetLife Inc.	1.903%	12/15/17	7,340	7,393
MetLife Inc.	3.600%	4/10/24	28,000	28,526
MetLife Inc.	4.125%	8/13/42	5,300	5,009
MetLife Inc.	4.875%	11/13/43	17,500	18,544
7 Metropolitan Life Global Funding I	1.500%	1/10/18	35,550	35,471
7 Metropolitan Life Global Funding I	1.875%	6/22/18	16,315	16,429
7 Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	32,438
7 New York Life Global Funding	1.650%	5/15/17	53,000	53,434

5

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
7 New York Life Insurance Co.	5.875%	5/15/33	44,785	53,072
Prudential Financial Inc.	3.000%	5/12/16	3,550	3,593
Prudential Financial Inc.	4.500%	11/15/20	24,055	26,351
7 QBE Insurance Group Ltd.	2.400%	5/1/18	8,185	8,255
7 Teachers Insurance & Annuity Association of America	4.900%	9/15/44	11,990	12,408
Travelers Cos. Inc.	5.800%	5/15/18	8,690	9,629
Travelers Cos. Inc.	5.900%	6/2/19	9,400	10,744
UnitedHealth Group Inc.	6.000%	2/15/18	22,000	24,249
UnitedHealth Group Inc.	3.875%	10/15/20	6,786	7,291
UnitedHealth Group Inc.	2.875%	3/15/22	2,346	2,360
UnitedHealth Group Inc.	2.875%	3/15/23	12,000	11,937
UnitedHealth Group Inc.	4.625%	7/15/35	21,295	22,654
UnitedHealth Group Inc.	6.625%	11/15/37	20,000	25,718
UnitedHealth Group Inc.	4.625%	11/15/41	36,010	36,927
UnitedHealth Group Inc.	4.250%	3/15/43	31,000	30,561
UnitedHealth Group Inc.	4.750%	7/15/45	19,035	20,106
Real Estate Investment Trusts (0.4%)
AvalonBay Communities Inc.	3.625%	10/1/20	17,315	18,125
Duke Realty LP	6.500%	1/15/18	4,819	5,297
HCP Inc.	6.000%	1/30/17	20,000	21,102
Liberty Property LP	6.625%	10/1/17	10,096	11,045
Realty Income Corp.	5.950%	9/15/16	9,940	10,362
Realty Income Corp.	5.750%	1/15/21	8,675	9,809
Simon Property Group LP	6.125%	5/30/18	6,625	7,328
Simon Property Group LP	4.375%	3/1/21	22,000	23,912
Simon Property Group LP	4.125%	12/1/21	12,946	13,926
7 WEA Finance LLC / Westfield UK & Europe Finance plc	1.750%	9/15/17	11,670	11,658
7 WEA Finance LLC / Westfield UK & Europe Finance plc	2.700%	9/17/19	17,715	17,755
				6,360,154
Industrial (22.1%)
Basic Industry (0.5%)
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	33,315	33,740
CF Industries Inc.	5.375%	3/15/44	28,635	27,847
LyondellBasell Industries NV	4.625%	2/26/55	28,625	24,182
Monsanto Co.	4.700%	7/15/64	7,025	6,140
Monsanto Finance Canada Co.	5.500%	7/30/35	15,000	16,064
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	9,450	9,656
Rio Tinto Finance USA plc	2.000%	3/22/17	18,285	18,397
Rio Tinto Finance USA plc	1.625%	8/21/17	38,000	37,868
Rio Tinto Finance USA plc	2.250%	12/14/18	23,950	23,844
Rio Tinto Finance USA plc	3.500%	3/22/22	14,065	14,029
Capital Goods (1.7%)
3M Co.	6.375%	2/15/28	20,825	27,345
Caterpillar Financial Services Corp.	2.625%	3/1/23	39,500	39,055
Caterpillar Inc.	3.900%	5/27/21	32,880	35,399
Caterpillar Inc.	2.600%	6/26/22	9,575	9,392
Caterpillar Inc.	3.400%	5/15/24	19,475	19,468
Caterpillar Inc.	5.200%	5/27/41	19,770	21,738
Caterpillar Inc.	3.803%	8/15/42	20,469	18,770
Caterpillar Inc.	4.300%	5/15/44	4,085	3,987
Deere & Co.	4.375%	10/16/19	13,090	14,188
Dover Corp.	4.875%	10/15/15	10,000	10,012
Eaton Corp.	5.300%	3/15/17	20,000	21,148
Eaton Corp.	6.500%	6/1/25	10,000	11,937
General Dynamics Corp.	3.875%	7/15/21	9,950	10,649
General Electric Co.	2.700%	10/9/22	14,000	14,005
General Electric Co.	4.125%	10/9/42	7,940	7,833
General Electric Co.	4.500%	3/11/44	8,725	9,041
Honeywell International Inc.	4.250%	3/1/21	29,484	32,805
Illinois Tool Works Inc.	3.500%	3/1/24	42,775	44,082
John Deere Capital Corp.	2.000%	1/13/17	53,000	53,719
John Deere Capital Corp.	3.350%	6/12/24	17,000	17,186
Lockheed Martin Corp.	2.125%	9/15/16	6,700	6,778

6

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lockheed Martin Corp.	2.900%	3/1/25	31,690	30,711
Parker-Hannifin Corp.	4.450%	11/21/44	14,290	14,964
Raytheon Co.	3.125%	10/15/20	10,000	10,478
7 Siemens Financieringsmaatschappij NV	5.750%	10/17/16	45,820	48,075
7 Siemens Financieringsmaatschappij NV	2.900%	5/27/22	25,650	25,906
7 Siemens Financieringsmaatschappij NV	4.400%	5/27/45	28,495	29,831
United Technologies Corp.	4.500%	4/15/20	24,170	26,742
United Technologies Corp.	3.100%	6/1/22	10,095	10,238
United Technologies Corp.	4.500%	6/1/42	38,885	39,683
Communication (4.3%)
21st Century Fox America Inc.	4.500%	2/15/21	4,650	5,032
21st Century Fox America Inc.	6.200%	12/15/34	11,000	12,574
America Movil SAB de CV	3.125%	7/16/22	66,820	65,024
America Movil SAB de CV	6.125%	3/30/40	10,000	11,089
America Movil SAB de CV	4.375%	7/16/42	17,680	15,903
American Tower Corp.	3.450%	9/15/21	23,985	24,151
AT&T Inc.	2.950%	5/15/16	40,093	40,572
AT&T Inc.	1.400%	12/1/17	15,595	15,527
AT&T Inc.	2.300%	3/11/19	43,350	43,480
AT&T Inc.	3.875%	8/15/21	20,000	20,815
AT&T Inc.	4.500%	5/15/35	13,870	12,655
AT&T Inc.	6.500%	9/1/37	24,600	27,883
CBS Corp.	4.300%	2/15/21	22,710	24,163
Comcast Corp.	3.600%	3/1/24	15,490	16,054
Comcast Corp.	4.250%	1/15/33	15,060	14,934
Comcast Corp.	4.200%	8/15/34	18,620	18,360
Comcast Corp.	4.400%	8/15/35	22,290	22,589
Comcast Corp.	6.450%	3/15/37	20,000	25,333
Comcast Corp.	6.950%	8/15/37	45,000	59,265
Comcast Corp.	4.650%	7/15/42	7,260	7,464
Comcast Corp.	4.500%	1/15/43	20,000	20,160
Comcast Corp.	4.750%	3/1/44	16,635	17,329
Comcast Corp.	4.600%	8/15/45	26,430	26,998
7 COX Communications Inc.	5.875%	12/1/16	40,000	41,975
7 Cox Communications Inc.	4.800%	2/1/35	43,525	38,142
7 Deutsche Telekom International Finance BV	2.250%	3/6/17	14,240	14,433
Deutsche Telekom International Finance BV	8.750%	6/15/30	30,000	43,091
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	21,060	20,983
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	10,125	11,068
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	4,900	5,241
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	10,000	10,903
Discovery Communications LLC	5.625%	8/15/19	7,635	8,499
Discovery Communications LLC	5.050%	6/1/20	13,365	14,554
Discovery Communications LLC	3.250%	4/1/23	4,465	4,235
Grupo Televisa SAB	6.625%	1/15/40	13,805	15,231
Grupo Televisa SAB	5.000%	5/13/45	5,925	5,240
7 GTP Acquisition Partners I LLC	2.350%	6/15/20	18,745	18,836
Michigan Bell Telephone Co.	7.850%	1/15/22	23,750	29,143
7 NBCUniversal Enterprise Inc.	1.662%	4/15/18	47,135	47,307
7 NBCUniversal Enterprise Inc.	1.974%	4/15/19	84,070	84,342
NBCUniversal Media LLC	4.375%	4/1/21	26,000	28,474
Orange SA	9.000%	3/1/31	46,900	66,730
7 SBA Tower Trust	2.933%	12/15/17	28,850	29,560
7 Sky plc	2.625%	9/16/19	30,550	30,745
7 Sky plc	3.750%	9/16/24	35,911	35,452
Time Warner Cable Inc.	5.850%	5/1/17	70,000	74,290
Time Warner Cable Inc.	8.750%	2/14/19	915	1,075
Time Warner Cable Inc.	8.250%	4/1/19	11,944	13,938
Time Warner Entertainment Co. LP	8.375%	3/15/23	3,215	3,938
Time Warner Inc.	4.750%	3/29/21	13,000	14,164
Time Warner Inc.	6.250%	3/29/41	8,000	9,255
Verizon Communications Inc.	3.450%	3/15/21	15,585	15,952
Verizon Communications Inc.	3.500%	11/1/21	78,905	80,689

7

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Verizon Communications Inc.	6.400%	9/15/33	62,160	71,197
	Verizon Communications Inc.	6.400%	2/15/38	23,000	26,360
	Verizon Communications Inc.	4.750%	11/1/41	28,730	26,745
	Verizon Communications Inc.	6.550%	9/15/43	71,200	84,113
	Verizon New Jersey Inc.	8.000%	6/1/22	14,585	18,046
	Verizon Virginia LLC	7.875%	1/15/22	16,000	19,716
	Viacom Inc.	6.250%	4/30/16	7,952	8,179
	Viacom Inc.	5.625%	9/15/19	10,000	11,009
	Vodafone Group plc	1.250%	9/26/17	37,000	36,788
	Vodafone Group plc	5.450%	6/10/19	26,000	28,807
	Walt Disney Co.	4.125%	6/1/44	18,320	18,400
	Consumer Cyclical (3.1%)
7	Alibaba Group Holding Ltd.	2.500%	11/28/19	12,515	12,305
	Amazon.com Inc.	2.500%	11/29/22	31,600	30,620
	Amazon.com Inc.	4.800%	12/5/34	15,995	16,422
	Amazon.com Inc.	4.950%	12/5/44	20,180	20,624
7	American Honda Finance Corp.	1.500%	9/11/17	15,750	15,805
7	American Honda Finance Corp.	1.600%	2/16/18	14,340	14,362
	American Honda Finance Corp.	2.125%	10/10/18	29,535	29,881
	AutoZone Inc.	4.000%	11/15/20	25,000	26,555
	AutoZone Inc.	3.700%	4/15/22	12,752	13,122
	AutoZone Inc.	3.125%	7/15/23	22,000	21,745
	CVS Health Corp.	5.750%	6/1/17	7,534	8,078
	CVS Health Corp.	2.750%	12/1/22	20,000	19,674
	CVS Health Corp.	4.875%	7/20/35	36,405	38,186
	CVS Health Corp.	5.125%	7/20/45	42,460	45,630
4,7	CVS Pass-Through Trust	5.926%	1/10/34	15,004	17,074
7	Daimler Finance North America LLC	3.000%	3/28/16	6,500	6,564
7	Daimler Finance North America LLC	2.625%	9/15/16	30,000	30,305
7	Daimler Finance North America LLC	2.250%	7/31/19	58,255	56,687
7	Daimler Finance North America LLC	2.450%	5/18/20	2,260	2,210
7	Daimler Finance North America LLC	3.875%	9/15/21	3,270	3,297
	eBay Inc.	1.350%	7/15/17	10,960	10,898
	Ford Motor Credit Co. LLC	2.375%	3/12/19	55,300	54,806
	Ford Motor Credit Co. LLC	3.157%	8/4/20	31,000	30,942
7	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	12,122	12,356
	Home Depot Inc.	4.400%	4/1/21	12,300	13,559
	Home Depot Inc.	2.700%	4/1/23	24,715	24,542
	Home Depot Inc.	4.400%	3/15/45	22,390	23,109
7	Hyundai Capital America	1.625%	10/2/15	13,520	13,520
	Johnson Controls Inc.	5.000%	3/30/20	29,000	31,635
	Johnson Controls Inc.	3.750%	12/1/21	25,000	25,651
	Lowe's Cos. Inc.	6.650%	9/15/37	5,000	6,490
	Lowe's Cos. Inc.	5.800%	4/15/40	10,280	12,307
	McDonald's Corp.	3.500%	7/15/20	21,760	22,966
	McDonald's Corp.	2.625%	1/15/22	10,175	9,984
	McDonald's Corp.	3.250%	6/10/24	4,400	4,379
7	Nissan Motor Acceptance Corp.	1.950%	9/12/17	42,355	42,778
7	Nissan Motor Acceptance Corp.	1.800%	3/15/18	38,400	38,488
7	Nissan Motor Acceptance Corp.	2.650%	9/26/18	17,180	17,544
	PACCAR Financial Corp.	1.600%	3/15/17	34,687	34,972
	Target Corp.	5.375%	5/1/17	5,000	5,348
	Target Corp.	6.000%	1/15/18	16,500	18,217
	Target Corp.	2.900%	1/15/22	11,850	12,093
	Toyota Motor Credit Corp.	2.050%	1/12/17	26,000	26,375
	Toyota Motor Credit Corp.	1.750%	5/22/17	22,000	22,232
	Toyota Motor Credit Corp.	1.250%	10/5/17	34,150	34,167
7	Volkswagen Group of America Finance LLC	2.450%	11/20/19	13,860	12,935
	Wal-Mart Stores Inc.	3.625%	7/8/20	75,000	80,899
	Wal-Mart Stores Inc.	3.250%	10/25/20	6,290	6,670
	Wal-Mart Stores Inc.	4.250%	4/15/21	15,000	16,610
	Wal-Mart Stores Inc.	2.550%	4/11/23	65,805	65,030
	Wal-Mart Stores Inc.	5.625%	4/15/41	52,780	63,658

8

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wal-Mart Stores Inc.	4.300%	4/22/44	4,025	4,119
	Consumer Noncyclical (7.5%)
	AbbVie Inc.	1.750%	11/6/17	28,485	28,569
	AbbVie Inc.	2.000%	11/6/18	34,395	34,504
	AbbVie Inc.	3.200%	11/6/22	6,900	6,855
	Actavis Funding SCS	3.000%	3/12/20	15,075	15,174
	Actavis Funding SCS	3.450%	3/15/22	34,660	34,217
	Actavis Funding SCS	3.800%	3/15/25	16,140	15,647
	Actavis Funding SCS	4.850%	6/15/44	28,150	25,925
	Altria Group Inc.	4.750%	5/5/21	40,806	44,454
	Altria Group Inc.	2.850%	8/9/22	1,835	1,799
	Altria Group Inc.	4.500%	5/2/43	15,940	15,239
	Amgen Inc.	3.625%	5/22/24	38,185	38,355
	Amgen Inc.	5.150%	11/15/41	27,515	28,485
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	6,635	7,796
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	8,300	9,732
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	79,200	88,488
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	2,800	3,055
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	49,836	47,653
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	6,610	5,751
	AstraZeneca plc	5.900%	9/15/17	50,000	54,499
	AstraZeneca plc	1.950%	9/18/19	12,435	12,500
4,7,8	Avery 2014 A 144A	1.815%	4/25/26	36,540	36,542
7	BAT International Finance plc	2.750%	6/15/20	17,600	17,902
7	BAT International Finance plc	3.250%	6/7/22	50,880	51,506
7	BAT International Finance plc	3.500%	6/15/22	7,440	7,649
7	Baxalta Inc.	5.250%	6/23/45	12,600	12,470
7	Bayer US Finance LLC	2.375%	10/8/19	6,140	6,219
7	Bayer US Finance LLC	3.000%	10/8/21	38,730	39,370
7	Bayer US Finance LLC	3.375%	10/8/24	9,425	9,476
	Becton Dickinson and Co.	1.750%	11/8/16	19,145	19,250
	Bestfoods	6.625%	4/15/28	25,000	32,412
	Biogen Inc.	2.900%	9/15/20	17,465	17,586
	Bristol-Myers Squibb Co.	3.250%	11/1/23	16,630	17,247
	Cardinal Health Inc.	1.700%	3/15/18	2,401	2,408
	Cardinal Health Inc.	2.400%	11/15/19	22,090	22,394
	Cardinal Health Inc.	3.200%	3/15/23	11,650	11,585
	Cardinal Health Inc.	3.500%	11/15/24	20,020	20,106
	Cardinal Health Inc.	4.500%	11/15/44	23,250	22,520
7	Cargill Inc.	6.000%	11/27/17	7,000	7,632
7	Cargill Inc.	6.125%	9/15/36	22,000	27,546
7	Cargill Inc.	6.625%	9/15/37	42,830	56,526
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,935	1,931
4	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	21,930	20,568
	Celgene Corp.	2.250%	5/15/19	5,145	5,202
	Celgene Corp.	3.550%	8/15/22	15,160	15,405
	Celgene Corp.	3.625%	5/15/24	11,980	11,919
	Coca-Cola Enterprises Inc.	2.000%	8/19/16	13,955	14,083
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	4,600	4,837
	Coca-Cola Enterprises Inc.	4.500%	9/1/21	14,785	16,230
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	25,332	25,727
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	28,000	28,829
	Colgate-Palmolive Co.	2.950%	11/1/20	25,000	26,414
	ConAgra Foods Inc.	1.900%	1/25/18	6,435	6,394
	Diageo Capital plc	5.500%	9/30/16	11,066	11,565
	Diageo Capital plc	2.625%	4/29/23	42,580	41,212
	Diageo Investment Corp.	2.875%	5/11/22	17,245	17,061
	Dignity Health	3.812%	11/1/24	9,060	9,296
	Dignity Health California GO	2.637%	11/1/19	4,480	4,567
	Eli Lilly & Co.	3.700%	3/1/45	20,040	18,779
7	EMD Finance LLC	2.950%	3/19/22	19,640	19,412
7	EMD Finance LLC	3.250%	3/19/25	39,545	38,647
	Express Scripts Holding Co.	2.650%	2/15/17	58,371	59,299

9

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Express Scripts Holding Co.	2.250%	6/15/19	14,030	14,006
Express Scripts Holding Co.	4.750%	11/15/21	10,000	10,734
Express Scripts Holding Co.	3.500%	6/15/24	11,530	11,305
7 Forest Laboratories Inc.	4.875%	2/15/21	7,125	7,695
General Mills Inc.	5.650%	2/15/19	6,850	7,621
8 General Mills Inc.	6.390%	2/5/23	50,000	58,210
Gilead Sciences Inc.	2.550%	9/1/20	15,245	15,323
Gilead Sciences Inc.	3.700%	4/1/24	21,420	21,915
Gilead Sciences Inc.	3.500%	2/1/25	28,575	28,768
Gilead Sciences Inc.	4.500%	2/1/45	28,465	27,349
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	25,750	25,452
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	18,247
GlaxoSmithKline Capital plc	2.850%	5/8/22	51,595	51,673
7 Grupo Bimbo SAB de CV	3.875%	6/27/24	15,640	15,266
7 Heineken NV	1.400%	10/1/17	7,495	7,491
7 Heineken NV	2.750%	4/1/23	22,335	21,868
7 Heineken NV	4.000%	10/1/42	1,260	1,160
7 Imperial Tobacco Finance plc	3.750%	7/21/22	16,995	17,020
Johnson & Johnson	6.730%	11/15/23	15,000	19,536
Kaiser Foundation Hospitals	3.500%	4/1/22	18,980	19,542
Kaiser Foundation Hospitals	4.875%	4/1/42	11,840	12,413
Kimberly-Clark Corp.	6.250%	7/15/18	25,000	28,259
Kraft Foods Group Inc.	2.250%	6/5/17	10,085	10,198
7 Kraft Heinz Foods Co.	5.000%	7/15/35	7,370	7,663
7 Kraft Heinz Foods Co.	5.200%	7/15/45	8,205	8,629
Kroger Co.	2.200%	1/15/17	22,780	23,020
Kroger Co.	3.300%	1/15/21	13,605	13,964
Kroger Co.	3.850%	8/1/23	5,055	5,222
McKesson Corp.	3.250%	3/1/16	4,910	4,957
McKesson Corp.	2.700%	12/15/22	7,010	6,784
McKesson Corp.	2.850%	3/15/23	6,840	6,667
McKesson Corp.	3.796%	3/15/24	14,565	14,937
Medtronic Inc.	1.375%	4/1/18	16,225	16,182
Medtronic Inc.	2.500%	3/15/20	25,335	25,700
Medtronic Inc.	3.150%	3/15/22	46,380	47,076
Medtronic Inc.	3.625%	3/15/24	7,510	7,742
Medtronic Inc.	3.500%	3/15/25	62,791	64,087
Medtronic Inc.	4.375%	3/15/35	8,470	8,543
Memorial Sloan-Kettering Cancer Center	4.200%	7/1/55	10,430	9,603
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	11,505	12,740
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	6,535	6,032
Merck & Co. Inc.	3.875%	1/15/21	30,000	32,368
Merck & Co. Inc.	2.350%	2/10/22	24,825	24,472
Merck & Co. Inc.	2.800%	5/18/23	15,650	15,560
Merck & Co. Inc.	2.750%	2/10/25	38,000	37,004
Merck & Co. Inc.	4.150%	5/18/43	28,405	28,133
Merck Sharp & Dohme Corp.	5.000%	6/30/19	18,000	20,066
Molson Coors Brewing Co.	3.500%	5/1/22	14,905	14,789
Molson Coors Brewing Co.	5.000%	5/1/42	13,220	11,667
Mondelez International Inc.	4.125%	2/9/16	15,000	15,168
New York and Presbyterian Hospital	4.024%	8/1/45	22,955	21,900
Novartis Capital Corp.	3.400%	5/6/24	46,115	47,734
Novartis Capital Corp.	4.400%	5/6/44	6,910	7,429
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	2,000	2,093
PepsiCo Inc.	3.125%	11/1/20	48,610	50,879
PepsiCo Inc.	4.000%	3/5/42	35,200	33,980
Pfizer Inc.	6.200%	3/15/19	28,600	32,672
Pfizer Inc.	3.000%	6/15/23	25,440	25,466
Philip Morris International Inc.	4.500%	3/26/20	25,000	27,406
Philip Morris International Inc.	4.125%	5/17/21	15,705	16,899
Philip Morris International Inc.	2.500%	8/22/22	13,250	12,926
Philip Morris International Inc.	2.625%	3/6/23	23,000	22,423
Philip Morris International Inc.	3.875%	8/21/42	22,785	21,117
4 Procter & Gamble - Esop	9.360%	1/1/21	13,405	16,188

10

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Procter & Gamble Co.	6.450%	1/15/26	25,000	32,031
Procter & Gamble Co.	5.550%	3/5/37	25,000	30,585
7 Roche Holdings Inc.	6.000%	3/1/19	16,422	18,662
7 Roche Holdings Inc.	2.875%	9/29/21	26,150	26,723
7 SABMiller Holdings Inc.	2.450%	1/15/17	15,100	15,308
7 SABMiller Holdings Inc.	3.750%	1/15/22	4,310	4,420
7 SABMiller Holdings Inc.	4.950%	1/15/42	5,700	5,802
7 SABMiller plc	6.500%	7/15/18	30,000	33,479
Sanofi	4.000%	3/29/21	36,275	39,224
St. Jude Medical Inc.	2.500%	1/15/16	18,175	18,265
Thermo Fisher Scientific Inc.	3.200%	3/1/16	9,330	9,416
Thermo Fisher Scientific Inc.	1.850%	1/15/18	18,975	19,020
Unilever Capital Corp.	4.250%	2/10/21	78,185	86,885
Wyeth LLC	5.950%	4/1/37	15,000	18,002
Energy (2.6%)
7 BG Energy Capital plc	2.875%	10/15/16	26,655	27,102
7 BG Energy Capital plc	4.000%	10/15/21	4,375	4,658
BP Capital Markets plc	2.248%	11/1/16	34,545	34,965
BP Capital Markets plc	4.750%	3/10/19	18,140	19,850
BP Capital Markets plc	2.315%	2/13/20	3,760	3,773
BP Capital Markets plc	4.500%	10/1/20	28,000	30,862
BP Capital Markets plc	4.742%	3/11/21	10,000	11,071
BP Capital Markets plc	3.062%	3/17/22	35,770	35,919
BP Capital Markets plc	3.245%	5/6/22	10,000	10,065
BP Capital Markets plc	2.500%	11/6/22	8,000	7,626
BP Capital Markets plc	3.994%	9/26/23	13,130	13,639
BP Capital Markets plc	3.814%	2/10/24	24,850	25,384
BP Capital Markets plc	3.506%	3/17/25	41,710	41,252
Chevron Corp.	3.191%	6/24/23	42,875	43,451
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	15,000	15,704
ConocoPhillips Co.	2.875%	11/15/21	11,870	11,833
ConocoPhillips Co.	3.350%	11/15/24	12,170	11,913
ConocoPhillips Co.	4.300%	11/15/44	48,640	46,022
ConocoPhillips Co.	7.000%	3/30/29	11,500	14,049
Devon Energy Corp.	5.000%	6/15/45	18,245	16,549
Dominion Gas Holdings LLC	3.550%	11/1/23	14,085	14,071
Encana Corp.	6.500%	5/15/19	24,150	26,491
Encana Corp.	6.500%	8/15/34	15,000	13,464
EOG Resources Inc.	5.625%	6/1/19	16,285	18,326
EOG Resources Inc.	2.625%	3/15/23	13,150	12,751
Halliburton Co.	3.500%	8/1/23	67,975	68,277
Occidental Petroleum Corp.	4.100%	2/1/21	27,466	29,588
Occidental Petroleum Corp.	2.700%	2/15/23	9,250	9,095
Phillips 66	4.875%	11/15/44	8,855	8,517
7 Schlumberger Investment SA	2.400%	8/1/22	20,765	20,130
Shell International Finance BV	4.375%	3/25/20	16,000	17,581
Shell International Finance BV	2.250%	1/6/23	34,620	33,104
Shell International Finance BV	4.125%	5/11/35	38,475	37,717
Shell International Finance BV	4.375%	5/11/45	55,475	55,116
Suncor Energy Inc.	3.600%	12/1/24	19,505	19,392
Suncor Energy Inc.	5.950%	12/1/34	13,000	14,503
Texaco Capital Inc.	8.625%	4/1/32	25,000	38,746
Total Capital International SA	1.550%	6/28/17	38,435	38,723
Total Capital International SA	2.700%	1/25/23	32,714	31,688
Total Capital International SA	3.750%	4/10/24	50,000	51,492
TransCanada PipeLines Ltd.	3.800%	10/1/20	30,875	32,833
TransCanada PipeLines Ltd.	2.500%	8/1/22	21,165	19,764
Other Industrial (0.2%)
7 Hutchison Whampoa International 09/19 Ltd.	5.750%	9/11/19	12,000	13,537
7 Hutchison Whampoa International 11 Ltd.	3.500%	1/13/17	19,660	20,151
7 Hutchison Whampoa International 14 Ltd.	3.625%	10/31/24	23,500	23,088
4 Johns Hopkins University Maryland GO	4.083%	7/1/53	24,695	24,576

11

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Technology (1.4%)
Apple Inc.	2.850%	5/6/21	34,300	35,195
Apple Inc.	3.450%	5/6/24	31,140	32,111
Apple Inc.	3.850%	5/4/43	15,275	13,989
Apple Inc.	4.450%	5/6/44	4,035	4,016
Cisco Systems Inc.	4.450%	1/15/20	25,000	27,554
Cisco Systems Inc.	2.900%	3/4/21	10,700	10,982
EMC Corp.	1.875%	6/1/18	27,180	27,208
EMC Corp.	2.650%	6/1/20	11,090	11,197
EMC Corp.	3.375%	6/1/23	17,750	17,727
Intel Corp.	3.300%	10/1/21	10,000	10,455
International Business Machines Corp.	5.700%	9/14/17	41,710	45,356
International Business Machines Corp.	3.375%	8/1/23	61,300	62,656
International Business Machines Corp.	3.625%	2/12/24	22,800	23,463
International Business Machines Corp.	7.000%	10/30/25	25,000	32,115
Microsoft Corp.	3.000%	10/1/20	10,000	10,532
Microsoft Corp.	2.375%	2/12/22	19,865	19,819
Microsoft Corp.	3.625%	12/15/23	13,500	14,326
Microsoft Corp.	2.700%	2/12/25	23,890	23,358
Microsoft Corp.	4.500%	10/1/40	18,210	18,968
Oracle Corp.	5.000%	7/8/19	35,000	38,986
Oracle Corp.	2.500%	5/15/22	38,860	38,289
Oracle Corp.	2.950%	5/15/25	26,805	26,114
Oracle Corp.	6.125%	7/8/39	8,000	9,727
Transportation (0.8%)
Burlington Northern Santa Fe LLC	3.050%	3/15/22	7,235	7,225
7 ERAC USA Finance LLC	6.375%	10/15/17	36,290	39,646
7 ERAC USA Finance LLC	2.350%	10/15/19	12,165	12,156
7 ERAC USA Finance LLC	4.500%	8/16/21	10,270	11,116
7 ERAC USA Finance LLC	3.300%	10/15/22	745	742
7 ERAC USA Finance LLC	5.625%	3/15/42	31,000	33,449
7 ERAC USA Finance LLC	4.500%	2/15/45	3,775	3,520
FedEx Corp.	2.625%	8/1/22	14,760	14,452
FedEx Corp.	2.700%	4/15/23	15,810	15,178
FedEx Corp.	3.200%	2/1/25	12,425	12,059
FedEx Corp.	4.900%	1/15/34	15,540	16,192
FedEx Corp.	3.875%	8/1/42	4,505	3,917
FedEx Corp.	5.100%	1/15/44	26,055	27,386
Kansas City Southern Railway Co.	4.950%	8/15/45	32,290	32,698
Ryder System Inc.	2.500%	3/1/18	32,000	32,666
United Parcel Service Inc.	2.450%	10/1/22	17,095	16,788
United Parcel Service Inc.	4.875%	11/15/40	14,810	16,627
				8,779,104
Utilities (2.8%)
Electric (2.7%)
Alabama Power Co.	5.550%	2/1/17	11,765	12,377
Alabama Power Co.	3.750%	3/1/45	20,255	18,315
Ameren Illinois Co.	2.700%	9/1/22	58,000	57,226
Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	15,670
Baltimore Gas & Electric Co.	2.800%	8/15/22	26,250	25,983
Berkshire Hathaway Energy Co.	6.500%	9/15/37	35,000	43,909
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	50,000	62,528
Delmarva Power & Light Co.	3.500%	11/15/23	9,550	9,888
Dominion Resources Inc.	3.625%	12/1/24	23,850	23,795
Duke Energy Carolinas LLC	5.250%	1/15/18	20,980	22,797
Duke Energy Carolinas LLC	3.900%	6/15/21	11,045	11,890
Duke Energy Corp.	2.150%	11/15/16	35,000	35,400
Duke Energy Corp.	1.625%	8/15/17	34,840	34,977
Duke Energy Progress LLC	2.800%	5/15/22	20,140	20,268
Duke Energy Progress LLC	6.300%	4/1/38	1,625	2,124
Duke Energy Progress LLC	4.200%	8/15/45	27,055	27,615
Eversource Energy	4.500%	11/15/19	1,880	2,037
Eversource Energy	3.150%	1/15/25	6,775	6,623

12

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Florida Power & Light Co.	6.200%	6/1/36	22,452	28,835
	Florida Power & Light Co.	5.250%	2/1/41	29,745	34,952
	Florida Power & Light Co.	4.125%	2/1/42	20,000	20,213
	Georgia Power Co.	5.700%	6/1/17	50,000	53,548
	Georgia Power Co.	4.300%	3/15/42	25,835	23,771
	Mississippi Power Co.	4.250%	3/15/42	20,000	17,341
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	13,800	13,956
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	32,210	31,297
	Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	12,328
	Oncor Electric Delivery Co. LLC	5.250%	9/30/40	10,415	11,532
	Pacific Gas & Electric Co.	4.250%	5/15/21	8,335	9,030
	Pacific Gas & Electric Co.	2.450%	8/15/22	45,000	43,517
	Pacific Gas & Electric Co.	3.750%	8/15/42	35,460	32,062
	PacifiCorp	2.950%	6/1/23	14,835	14,840
	Potomac Electric Power Co.	6.500%	11/15/37	8,000	10,476
	PPL Electric Utilities Corp.	2.500%	9/1/22	12,830	12,547
	PPL Electric Utilities Corp.	6.250%	5/15/39	2,675	3,458
	Progress Energy Inc.	3.150%	4/1/22	20,800	20,722
	Public Service Electric & Gas Co.	3.500%	8/15/20	10,000	10,662
	Puget Sound Energy Inc.	4.434%	11/15/41	19,880	20,632
	South Carolina Electric & Gas Co.	4.350%	2/1/42	29,880	29,242
	South Carolina Electric & Gas Co.	5.100%	6/1/65	19,550	20,583
	Southern California Edison Co.	5.500%	8/15/18	31,730	35,191
	Southern California Edison Co.	3.875%	6/1/21	24,860	26,758
	Southern California Edison Co.	2.400%	2/1/22	8,270	8,168
	Southern California Edison Co.	3.600%	2/1/45	8,160	7,495
	Tampa Electric Co.	2.600%	9/15/22	20,205	19,758
	Virginia Electric & Power Co.	5.950%	9/15/17	50,000	54,489
	Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	16,958
	Natural Gas (0.1%)
	NiSource Finance Corp.	6.400%	3/15/18	19,895	22,112
	NiSource Finance Corp.	4.800%	2/15/44	8,500	8,824

					1,108,719

Total Corporate Bonds (Cost $15,567,498)					16,247,977

Sovereign Bonds (U.S. Dollar-Denominated) (1.7%)
7	Abu Dhabi National Energy Co. PJSC	5.875%	10/27/16	10,000	10,468
7	CDP Financial Inc.	4.400%	11/25/19	22,000	24,233
7	Electricite de France SA	4.600%	1/27/20	31,972	35,177
7	Electricite de France SA	4.875%	1/22/44	2,910	3,096
4,7	Electricite de France SA	5.250%	1/29/49	19,510	18,827
4,7	Electricite de France SA	5.625%	12/29/49	33,850	33,173
	Korea Development Bank	2.875%	8/22/18	32,285	33,116
	Korea Development Bank	2.500%	3/11/20	62,550	63,413
	Province of New Brunswick	5.200%	2/21/17	30,000	31,813
	Province of Ontario	4.400%	4/14/20	48,000	53,551
7	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/20	51,685	51,152
7	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/25	51,685	49,325
7	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	41,455	42,235
	Statoil ASA	3.125%	8/17/17	33,000	34,172
	Statoil ASA	5.250%	4/15/19	8,895	9,894
	Statoil ASA	2.250%	11/8/19	16,095	16,302
	Statoil ASA	2.900%	11/8/20	22,450	23,145
	Statoil ASA	2.750%	11/10/21	23,500	23,694
	Statoil ASA	2.450%	1/17/23	10,840	10,367
	Statoil ASA	2.650%	1/15/24	10,105	9,643
	Statoil ASA	3.700%	3/1/24	20,035	20,538
	Statoil ASA	3.250%	11/10/24	22,425	22,156
7	Temasek Financial I Ltd.	2.375%	1/23/23	39,070	38,837
	United Mexican States	3.500%	1/21/21	11,250	11,412
	United Mexican States	3.600%	1/30/25	19,710	19,335
Total Sovereign Bonds (Cost $672,796)					689,074

13

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

Taxable Municipal Bonds (3.2%)
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	33,860	45,017
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	21,175	29,032
California GO	5.700%	11/1/21	15,655	18,489
California GO	7.550%	4/1/39	45,525	65,795
California GO	7.300%	10/1/39	4,460	6,168
California GO	7.625%	3/1/40	2,345	3,369
California GO	7.600%	11/1/40	22,525	33,049
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	4,445	5,190
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	14,590	16,243
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	13,390	16,560
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	11,350	12,764
Chicago Transit Authority	6.899%	12/1/40	21,835	24,555
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	22,485	29,414
District of Columbia Income Tax Revenue	5.591%	12/1/34	6,480	7,842
Duke University North Carolina Revenue	5.850%	4/1/37	62,165	77,344
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	32,681	38,304
Houston TX GO	6.290%	3/1/32	22,245	27,274
Illinois GO	5.100%	6/1/33	45,435	42,582
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	16,525	20,499
Kansas Development Finance Authority Revenue	4.927%	4/15/45	47,000	44,909
Los Angeles CA Community College District GO	6.750%	8/1/49	12,915	17,849
Los Angeles CA Department of Water & Power
Revenue	6.008%	7/1/39	10,055	12,404
Los Angeles CA Department of Water & Power
Revenue	6.574%	7/1/45	28,590	38,503
Los Angeles CA Unified School District GO	5.750%	7/1/34	30,000	35,933
Louisville & Jefferson County KY Metropolitan Sewer
District Sewer & Drainage System Revenue	6.250%	5/15/43	11,000	13,970
Maryland Transportation Authority Facilities Projects
Revenue	5.888%	7/1/43	12,005	14,707
Massachusetts School Building Authority Dedicated
Sales Tax Revenue	5.715%	8/15/39	15,000	18,341
New Jersey Turnpike Authority Revenue	7.414%	1/1/40	28,975	40,066
New Jersey Turnpike Authority Revenue	7.102%	1/1/41	2,000	2,679
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.790%	6/15/41	1,805	2,018
New York City NY Municipal Water Finance Authority
Water & Sewer System Revenue	5.882%	6/15/44	12,820	16,370
New York Metropolitan Transportation Authority
Revenue	6.814%	11/15/40	5,600	7,328
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	7.336%	11/15/39	2,430	3,527
New York Metropolitan Transportation Authority
Revenue (Dedicated Tax Fund)	6.089%	11/15/40	16,940	21,387
New York State Thruway Authority Revenue	5.883%	4/1/30	29,670	36,067
North Texas Tollway Authority System Revenue	6.718%	1/1/49	31,790	43,031
Oregon Department of Transportation Highway User
Tax Revenue	5.834%	11/15/34	14,510	18,308
9 Oregon School Boards Association GO	4.759%	6/30/28	15,000	16,525
Port Authority of New York & New Jersey Revenue	5.859%	12/1/24	9,605	11,731
Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	5,665	6,968
Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	58,000	56,049
President & Fellows of Harvard College Massachusetts
GO	6.300%	10/1/37	68,000	69,955
Princeton University New Jersey GO	5.700%	3/1/39	13,020	16,835
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	6,175	7,893
Texas Transportation Commission Revenue	5.178%	4/1/30	12,275	14,295
University of California	3.931%	5/15/45	18,275	17,440
University of California Regents General Revenue	4.601%	5/15/31	19,390	20,914

14

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2015

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of California Regents Medical Center
Revenue	6.548%	5/15/48	16,165	20,650
University of California Regents Medical Center
Revenue	6.583%	5/15/49	20,890	26,815
University of California Revenue	5.770%	5/15/43	23,675	29,029
University of California Revenue	4.765%	5/15/44	4,740	4,985
Utah GO	3.289%	7/1/20	21,900	23,358
10 Wisconsin GO	5.700%	5/1/26	9,000	10,593

Total Taxable Municipal Bonds (Cost $1,128,071)				1,260,922

			Shares

Common Stocks (35.8%)
Consumer Discretionary (1.0%)
McDonald's Corp.			2,583,120	254,515
Thomson Reuters Corp.			3,315,910	133,498
				388,013
Consumer Staples (4.9%)
Kraft Heinz Co.			5,094,386	359,562
Coca-Cola Co.			6,360,700	255,191
British American Tobacco plc			4,567,612	252,024
Philip Morris International Inc.			2,523,900	200,221
Altria Group Inc.			3,348,310	182,148
Procter & Gamble Co.			2,457,860	176,818
Sysco Corp.			4,064,040	158,376
Diageo plc ADR			1,191,600	128,443
PepsiCo Inc.			1,129,460	106,508
Kimberly-Clark Corp.			975,620	106,382
				1,925,673
Energy (4.0%)
Exxon Mobil Corp.			6,323,770	470,172
Chevron Corp.			4,514,860	356,132
Occidental Petroleum Corp.			4,177,800	276,362
Suncor Energy Inc.			8,447,000	225,704
Phillips 66			1,999,900	153,672
Enbridge Inc.			3,225,800	119,774
				1,601,816
Financials (5.4%)
Wells Fargo & Co.			12,360,362	634,705
JPMorgan Chase & Co.			8,801,550	536,630
BlackRock Inc.			874,580	260,161
M&T Bank Corp.			1,751,200	213,559
ACE Ltd.			1,869,100	193,265
MetLife Inc.			3,996,300	188,425
National Bank of Canada			3,894,100	124,308
				2,151,053
Health Care (5.2%)
Merck & Co. Inc.			10,435,690	515,419
Johnson & Johnson			5,343,330	498,800
Pfizer Inc.			13,333,497	418,805
AstraZeneca plc ADR			7,289,320	231,946
Roche Holding AG			610,112	161,967
Bristol-Myers Squibb Co.			2,484,600	147,088
Novartis AG			933,258	85,778
				2,059,803
Industrials (4.1%)
General Electric Co.			17,650,020	445,134
Eaton Corp. plc			5,759,030	295,438
Lockheed Martin Corp.			946,150	196,146
Waste Management Inc.			3,315,280	165,134
Caterpillar Inc.			2,424,200	158,446

15

	Vanguard® Wellesley Income Fund
	Schedule of Investments
	September 30, 2015

					Market
					Value
				Shares	($000)
	United Parcel Service Inc. Class B			1,369,150	135,121
	3M Co.			817,500	115,897
	Schneider Electric SE			1,848,073	103,491
					1,614,807
	Information Technology (5.2%)
	Microsoft Corp.			14,582,090	645,403
	Cisco Systems Inc.			16,007,120	420,187
	Intel Corp.			12,898,210	388,752
	Analog Devices Inc.			4,467,180	251,994
	International Business Machines Corp.			950,500	137,794
	Maxim Integrated Products Inc.			3,979,980	132,931
	Texas Instruments Inc.			1,983,650	98,231
					2,075,292
	Materials (1.2%)
^	Dow Chemical Co.			3,690,880	156,493
^	Agrium Inc.			1,499,869	134,238
	Nucor Corp.			2,786,750	104,643
	International Paper Co.			1,860,220	70,298
					465,672
	Telecommunication Services (1.5%)
	Verizon Communications Inc.			10,221,356	444,731
	BCE Inc.			4,163,600	170,413
					615,144
	Utilities (3.3%)
	Duke Energy Corp.			4,274,200	307,486
	Xcel Energy Inc.			8,076,760	285,998
	National Grid plc			20,163,950	280,830
	Dominion Resources Inc.			3,695,500	260,089
	Eversource Energy			3,811,760	192,951

					1,327,354

	Total Common Stocks (Cost $11,522,997)				14,224,627

					Market
					Value
		Coupon			($000)

	Temporary Cash Investments (1.6%)
	Money Market Fund (0.5%)
11,12	Vanguard Market Liquidity Fund	0.189%		199,632,000	199,632

				Face
			Maturity	Amount
			Date	($000)
	Repurchase Agreements (0.5%)
	Bank of America Securities, LLC (Dated 9/30/15,
	Repurchase Value $44,600,000, collateralized by
	Government National Mortgage Assn. 3.500%,
	9/20/45, with a value of $45,492,000)	0.120%	10/1/15	44,600	44,600
	Deutsche Bank Securities, Inc. (Dated 9/30/15,
	Repurchase Value $800,000, collateralized by Federal
	National Mortgage Assn. 6.030%, 10/8/27, with a
	value of $816,200)	0.120%	10/1/15	800	800
	HSBC Bank USA (Dated 9/30/15, Repurchase Value
	$162,900,000, collateralized by Federal National
	Mortgage Assn. 2.500%-5.500%, 10/1/27-10/1/42,
	with a value of $166,161,000)	0.090%	10/1/15	162,900	162,900
	RBC Capital Markets LLC (Dated 9/30/15, Repurchase
	Value $300,000, collateralized by Federal Home Loan
	Mortgage Corp. 2.184%, 8/1/43, with a value of
	$306,000)	0.100%	10/1/15	300	300

16

Vanguard® Wellesley Income Fund
Schedule of Investments
September 30, 2015

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	RBS Securities, Inc. (Dated 9/30/15, Repurchase Value
	$3,300,000, collateralized by U.S. Treasury
	Note/Bond 2.125%, 5/15/25, with a value of
	$3,368,000)	0.100%	10/1/15	3,300	3,300
					211,900
U.S. Government and Agency Obligations (0.6%)
3	Federal Home Loan Bank Discount Notes	0.140%	10/30/15	100,000	99,990
3	Federal Home Loan Bank Discount Notes	0.220%	11/18/15	15,681	15,678
3	Federal Home Loan Bank Discount Notes	0.200%	11/23/15	109,319	109,258

					224,926

Total Temporary Cash Investments (Cost $636,484)					636,458

Total Investments (99.7%) (Cost $35,908,514)					39,571,700
Other Assets and Liabilities—Net (0.3%)[12,13]					128,195
Net Assets (100%)					39,699,895

  Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $199,600,000.
  Securities with a value of $5,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
  Securities with a value of $748,000 have been segregated as collateral for open over-the-counter swap contracts.
  The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
  The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
  Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2015.
  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate value of these securities was $3,489,920,000, representing 8.8% of net assets.
  Adjustable-rate security.
  Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
  Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
  Includes $199,632,000 of collateral received for securities on loan.
  Cash of $11,826,000 has been segregated as initial margin for open futures contracts. ADR—American Depositary Receipt.
  GO—General Obligation Bond.
  REMICS—Real Estate Mortgage Investment Conduits.

17

© 2015 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.

SNA270 112015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Vanguard Wellesley Income Fund:

In our opinion, the accompanying statement of net assets – investments summary and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the "Fund") at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

November 16, 2015

PricewaterhouseCoopers LLP, Two Commerce Square, 2001 Market Street, Suite 1800, Philadelphia, PA 19103-7042
T: (267) 330-3000, F: (267) 330-3300, www.pwc.com/us

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2015

VANGUARD WELLESLEY INCOME FUND

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.